March 12, 1999

                                                 -------------------------------
                                                              Prospectus
                                                 -------------------------------
                                                                  CLASS Y SHARES
                                                    As with any mutual fund, the
                                        Securities and Exchange Commission (SEC)
                             has not approved or disapproved of these securities
                  or determined whether this prospectus is accurate or complete.
                       Any representation to the contrary is a criminal offense.





CONSECO FUND GROUP

----------------------------------------------
Table Of Contents
----------------------------------------------


The Funds
     General Information about the Funds .................................   3
     Conseco Fixed Income Fund ...........................................   4
     Conseco High Yield Fund .............................................   6
     Conseco Convertible Securities Fund .................................   8
     Conseco Balanced Fund ...............................................  10
     Conseco Equity Fund .................................................  12
     Conseco 20 Fund .....................................................  14

Primary Risk Considerations ..............................................  16

Fees and Expenses ........................................................  18

Management ...............................................................  21

Your Account
     Determining Share Price .............................................  24
     Buying Shares .......................................................  25
     Selling Shares ......................................................  27
     Dividends and Distributions .........................................  29
     Tax Considerations ..................................................  30
     Administrative Fees .................................................  31

Financial Highlights .....................................................  33

----------------------------------------------
The Adviser's Integrated Approach
To Money Management
----------------------------------------------

We believe that combining the knowledge and experience of both fixed income and equity analysts leads to better security selection over time.

Whether selecting fixed income or equity securities, our analysts look for companies with:
o Proven management teams
o Leading edge products
o Dominant market share positions

They then conduct a rigorous financial analysis of these companies, focusing on such indicators as:
o Cost of capital
o Financial strength
o Spending plans

This analysis is used to select those securities deemed by the Adviser to be most appropriate for each Fund's investment objective.

Because of the Adviser's active management style, our Funds generally have a higher portfolio turnover rate than other funds and, therefore, may have higher taxable distributions and increased trading costs which may impact performance.

There is no assurance that the Funds will achieve their investment objectives. All of the Funds have the ability to change their investment objectives without shareholder approval, although they do not currently intend to do so. In addition, the value of your investment in any Fund will fluctuate, which means that you may lose money.


 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   PLEASE NOTE: DEFINITIONS FOR BOLD-FACED WORDS WITHIN THE TEXT CAN BE FOUND DIRECTLY FOLLOWING EACH FUND'S PRIMARY RISK CONSIDERATIONS.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .



 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

> A Word About The Adviser
 . . . . . . . . . . . . . .

Conseco Capital Management, Inc. (CCM), or the "Adviser," provides investment advice and management to each Fund. CCM manages more than $35.3 billion in assets for an array of foundations, endowments, corporations, government and union clients (as of 12/31/98).

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

THE FUNDS

-----------------------------------------------
Conseco Fixed Income Fund
-----------------------------------------------

Our fixed income fund offers investors a strong complement to traditional savings accounts. The Fund provides a way to earn income from a portfolio of bonds and other debt instruments. However, unlike traditional savings accounts, the principal value of an investment in the Fund will fluctuate.

> Investment Objective
The Fund seeks to provide the highest level of income as is consistent with the preservation of capital.

> Adviser's Strategy
The Fund invests primarily in INVESTMENT-GRADE DEBT SECURITIES.

The Adviser actively manages the portfolio to generate income, reduce risk, and preserve or enhance total return.

Adhering to a strict buy/sell discipline, the Adviser seeks to enhance total return by:
o Purchasing securities it believes are undervalued
o Selling securities it believes are overvalued or fully priced

To select securities, the Adviser utilizes:
o Independent FUNDAMENTAL ANALYSIS to evaluate the issuer of a security
o An analysis of the specific structure of the security

In an effort to achieve the Fund's investment objective, the Adviser may invest in debt securities issued by:
o Publicly or privately held companies in the U.S.
o Publicly or privately held companies overseas (primarily in YANKEE BONDS)
o The U.S. government, its agencies and instrumentalities
o States and their political subdivisions issuing taxable MUNICIPAL SECURITIES
o Foreign governments, their agencies and instrumentalities

The Fund may also invest in:
o Mortgage-backed debt securities
o Asset-backed debt securities
o RESTRICTED SECURITIES

In addition, the Fund may invest up to 15% of its assets in the following:
o Common and PREFERRED STOCKS
o Convertible bonds
o Debt securities carrying warrants to purchase equity securities

Up to 10% of Fund assets may be invested in BELOW INVESTMENT GRADE SECURITIES, commonly known as high-yield or "junk" bonds, which tend to fluctuate in price to a greater extent than investment grade debt securities.

While the Fund may purchase debt securities of any MATURITY, it is anticipated that the AVERAGE LIFE of the portfolio will be in the intermediate range -- between seven and 15 years -- but may be shorter or longer depending on market conditions.

INVESTMENT-GRADE DEBT SECURITIES
Considered especially creditworthy, these debt securities are either (i) normally rated AAA to BBB- by Standard and Poor's Corporation or Aaa to Baa3 by Moody's Investors Services, Inc., or (ii) if unrated, are deemed by the Adviser to be of comparable credit quality.

FUNDAMENTAL ANALYSIS
A research technique that looks at a company's financial condition, creditworthiness, management, and place in its industry to determine the intrinsic value of the company's securities.

YANKEE BONDS
Dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

MUNICIPAL SECURITIES
Bonds and other debt obligations issued by state and local governments. The interest on the municipal securities in which the Fund invests typically is NOT exempt from federal income tax.

RESTRICTED SECURITIES
Securities that are not registered with the Securities and Exchange Commission, some of which may qualify to be sold directly to institutional investors pursuant to Rule 144A under the Securities Act of 1933. Restricted securities are generally illiquid; however, the Adviser focuses on those that are liquid, i.e., easily convertible into cash.

PREFERRED STOCK
Shares of a company that ordinarily do not have voting rights but do have a stated dividend payment, as opposed to common stocks which ordinarily do have voting rights but do not have a stated dividend payment.

BELOW INVESTMENT GRADE SECURITIES
These securities offer higher return potential in exchange for assuming greater risk. Normally, they are rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Services, Inc. or, if unrated, deemed by the Adviser to be comparable credit.

MATURITY
When the principal, or face value of a bond, must be repaid.

AVERAGE LIFE
The average number of years that each principal dollar will be outstanding before it is repaid.


> Primary Risks
  . . . . . . . . . .

  Credit risk

  Interest rate risk

  Market risk

  Prepayment risk

  Restricted
  Securities risk

  Municipal Market risk

  Foreign risk

 . . . . . . . . . . . .

  See Primary Risk Considerations at page 18 for a detailed discussion of the Fund's risks.



> How Has The Fund Performed?
The chart and table below give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

Year-By-Year Total Return
(as of 12/31)

1997           1998
9.18%          8.32%

Best Quarter        2Q97    3.41%
Worst Quarter       1Q97    0.29%

Average Annual Total Return
(as of 12/31/98)
                                                   Since
                               1 year            Inception
Class Y
(Inception 1/2/97)             8.32%               18.27%
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Lehman Bros.
Aggregate
Bond Index                     8.69%               19.19%
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

THE FUNDS

-----------------------------------------
Conseco High Yield Fund
-----------------------------------------

Our high yield fund offers investors who can tolerate a greater degree of share price volatility, the potential to receive a higher level of income than would normally be earned from a portfolio of investment-grade debt securities.

> Investment Objective
The Fund seeks to provide high level of current income with a secondary objective of capital appreciation.

> Adviser's Strategy
Normally, the Adviser invests at least 65% of the Fund's assets in BELOW INVESTMENT GRADE SECURITIES (those rated BB+/Ba1 or lower by independent rating agencies).

Adhering to a strict buy/sell discipline, the Adviser seeks to enhance total return by:
o Purchasing securities it believes are undervalued
o Selling securities it believes are overvalued or fully priced

To select securities, the Adviser utilizes:
o Independent FUNDAMENTAL ANALYSIS to evaluate the issuer of a security
o An analysis of the specific structure of the security

In an effort to achieve its investment objective, the Fund may invest in any or all of the following:
o Corporate debt securities and PREFERRED STOCK
o ZERO COUPON BONDS and other deferred interest securities
o Mortgage-backed securities
o Asset-backed securities
o Convertible securities
o RESTRICTED SECURITIES
o Taxable MUNICIPAL SECURITIES issued by states and their political subdivisions

The Fund may also invest in:
o Cash or cash equivalents
o Money market instruments
o Securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities

In addition, the Fund may  invest in the following:
o Common stocks and other equity securities
o Equity and debt securities of foreign issuers, including issuers in emerging markets

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   FOR TEMPORARY DEFENSIVE PURPOSES OR PENDING INVESTMENT, THE FUND MAY TEMPORARILY DEPART FROM ITS OBJECTIVE AND HOLD AN UNLIMITED AMOUNT OF CASH OR MONEY MARKET INSTRUMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
6

BELOW INVESTMENT GRADE SECURITIES
See page 5.

FUNDAMENTAL ANALYSIS
See page 5.

PREFERRED STOCK
See page 5.

ZERO COUPON BONDS
These bonds are sold at a deep discount and do not pay periodic interest to investors; instead, investors receive, at maturity, the difference between the discounted price and the maturity value of the bond.

RESTRICTED SECURITIES
See page 5.

MUNICIPAL SECURITIES
See page 5.



> Primary Risks
  . . . . . . . . . .
  Credit risk

  Interest rate risk

  Market risk

  Restricted
  Securities risk

  Prepayment risk

  Foreign risk



   See Primary Risk Considerations at page 18 for a detailed discussion of the Fund's risks.



How Has The Fund Performed?
The chart and table below give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


Year-By-Year Total Return
(as of 12/31) - Class A*

1998
6.56%

Best Quarter        1Q98    8.17%
Worst Quarter       3Q98   -5.56%


* BECAUSE CLASS Y DOES NOT HAVE RETURNS FOR A FULL CALENDAR YEAR, CLASS A PERFORMANCE IS PRESENTED HERE. CLASS A SHARES ARE NOT OFFERED IN THIS PROSPECTUS. CLASS Y SHARES WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AS CLASS A AND WOULD DIFFER ONLY TO THE EXTENT THAT CLASS Y SHARES HAVE LOWER EXPENSES THAN CLASS A SHARES.


Average Annual Total Return
(as of 12/31/98)
                                            Since
                                          Inception
Class A*
(Inception 1/1/98)                          6.56%
 . . . . . . . . . . . . . . . . . . . . . . . . . . .
Merrill Lynch High
Yield Index                                 3.66%
 . . . . . . . . . . . . . . . . . . . . . . . . . . .


* BECAUSE CLASS Y SHARES ARE SOLD WITHOUT A SALES LOAD, CLASS A SHARES RETURN INFORMATION IS SHOWN WITHOUT THE APPLICABLE SALES LOAD.

THE FUNDS

------------------------------------------------
Conseco Convertible Securities Fund
------------------------------------------------

Our convertible securities fund offers investors a way to pursue the benefits of income and capital appreciation through a portfolio of fixed income securities that are convertible into common stock.

> Investment Objective
The Fund seeks high total return through a combination of current income and capital appreciation by investing primarily in convertible securities.

> Adviser's Strategy
Normally, the Adviser invests at least 65% of the Fund's assets in CONVERTIBLE SECURITIES. These are often of lower grade investment quality than other types of investments. Therefore, at any given time, over 50% of the Fund's assets may be invested in BELOW INVESTMENT GRADE SECURITIES.

Adhering to a strict buy/sell discipline, the Adviser seeks to enhance total return by:
o Purchasing securities it believes are undervalued
o Selling securities it believes are overvalued or fully priced

To select securities, the Adviser utilizes:
o Independent FUNDAMENTAL ANALYSIS to evaluate the issuer of a security
o An analysis of the specific structure of the security

In an effort to achieve its investment objective, the Fund may also invest in:
o Common stock
o Other securities convertible other than at the option of the holder
o Equity and debt securities of foreign issuers, including issuers based in emerging markets

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   FOR DEFENSIVE PURPOSES, THE FUND MAY TEMPORARILY DEPART FROM ITS INVESTMENT OBJECTIVE AND INVEST WITHOUT LIMITATION IN PREFERRED STOCKS AND INVESTMENT GRADE DEBT SECURITIES. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

CONVERTIBLE SECURITIES

Bonds, debentures, notes or preferred stock that are convertible into common stock. Convertible securities have some unique return characteristics relative to market fluctuations:
   o When equity markets go up, they tend to rise in price
   o When equity markets decline, they tend to decline relatively less in price than stocks
Convertible securities have both an equity and a fixed income component. Therefore,
   o While the equity component is subject to fluctuations in value due to activities of the issuing ompanies, and general market and economic conditions;
   o The fixed income component will be impacted by shifting interest rates and changes in credit quality of the issuers.

BELOW INVESTMENT GRADE SECURITIES
See page 5.

FUNDAMENTAL ANALYSIS
See page 5.





> Primary Risks
  . . . . . . . . . . . .
  Credit risk

  Interest rate risk

  Market risk

  Restricted
  Securities risk

  Foreign risk

  Leverage risk


   See Primary Risk Considerations at page 18 for a detailed discussion of the Fund's risks.



> How Has The Fund Performed?
  Because the Fund is new it does not have performance to report.

THE FUNDS

------------------------------------
Conseco Balanced Fund
------------------------------------

Our balanced fund offers investors the growth potential of stocks and the income potential of bonds in one blended portfolio.

> Investment Objective
The Fund seeks high total investment return, consistent with the preservation of capital and prudent investment risk.

> Adviser's Strategy
Normally, the Fund invests approximately 50-65% of its assets in equity securities, and the remainder in a combination of fixed income securities, cash, or cash equivalents.

This balance may change:
o A much higher percentage of assets may be invested in equity securities, if the Adviser considers conditions in the stock market to be substantially more favorable than in the bond market.
o Conversely, if the Adviser considers conditions in the bond market to be substantially more favorable than in the equity market, a much higher percentage of assets may be invested in fixed income securities.

> The Equity Portion Of The Portfolio
The Fund may invest in equity securities of domestic and foreign issuers. These may include common and PREFERRED STOCKS, CONVERTIBLE SECURITIES and WARRANTS.

The Adviser intends for the equity portion of the Fund to be widely diversified by size of company and industry.

The Adviser looks for securities that will provide the two elements of total return:
o   Price appreciation
o   Income from dividends

In selecting equity securities, the Adviser considers the following factors:
o Growth trends of the stock -- and its industry
o Significant purchases or sales of the stock by corporate insiders
o Recent changes in earnings per share and their deviations from analysts' expectations o Relative price-earnings ratios, as compared to industry peers and earnings growth potential
o The stock's price movement

> The Fixed Income Portion Of The Portfolio
Normally, the Fund will maintain at least 25% of the value of its assets in a wide range of domestic and foreign debt securities, including non-U.S. dollar denominated securities. The majority of foreign investments will be in YANKEE BONDS.

The Adviser anticipates that bonds will be invested primarily in intermediate- and/or long-term domestic debt securities.

The Fund may also invest up to 25% of total assets in BELOW INVESTMENT GRADE SECURITIES, which are not believed to involve undue risk to income or principal. In general, however, these types of securities are issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The lowest rating categories in which the Fund will invest are CCC/Caa.

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   FOR DEFENSIVE PURPOSES, THE FUND MAY TEMPORARILY DEPART FROM ITS INVESTMENT OBJECTIVE AND INVEST WITHOUT LIMITATION IN MONEY MARKET INSTRUMENTS. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

PREFERRED STOCK
See page 5.

CONVERTIBLE SECURITY
See page 9.

WARRANTS
Contracts that allow the bearer to purchase shares for a specified price at a future date.

YANKEE BONDS
See page 5.

BELOW INVESTMENT GRADE SECURITIES
See page 5.


Anticipating A Stock's Growth Potential
Analysts employ two common measurements, earnings per share and price-earnings ratio (P/E), to help them determine how much they may be paying for a company's future earnings power. For example, the higher the P/E, the greater the expectations are for a company's earnings to grow.

Interest Rates And Bond Maturities
Bonds with longer maturities will be more affected by interest rate changes than intermediate-term bonds. For example, if interest rates go down, the price of long-term bonds will increase more rapidly than the price of intermediate-term bonds.



 > Primary Risks
   . . . . . . . . . .
   Market risk

   Credit risk

   Interest rate risk

   Foreign risk

   Leverage risk



   See Primary Risk Considerations at page 18 for a detailed discussion of the Fund's risks.



> How Has The Fund Performed?
The chart and table below give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

Year-By-Year Total Return
(as of 12/31)

1997           1998
----           -----
17.87%         12.90%

Best Quarter        3Q97   14.05%
Worst Quarter       3Q98  -11.65%

Average Annual Total Return
(as of 12/31/98)
                                          Since
                         1 year         Inception
Class Y
(Inception 1/2/97)       12.90%         33.07%
 . . . . . . . . . . . . . . . . . . . . . . . . . .
Lehman Bros.
Aggregate
Bond Index                8.69%         19.19%
 . . . . . . . . . . . . . . . . . . . . . . . . . .
Standard & Poor's
Midcap
400 Index                19.11%        57.54%
 . . . . . . . . . . . . . . . . . . . . . . . . . .

THE FUNDS

---------------------------------------
   Conseco Equity Fund
---------------------------------------

Our equity fund offers investors an opportunity to participate in the growth of a variety of corporations by investing in a portfolio of common stocks.

> Investment Objective
The Fund seeks to provide a high equity total return, consistent with preservation of capital and a prudent level of risk.

> Adviser's Strategy
The Fund primarily invests in common stocks and other U.S. and foreign securities with similar characteristics, including CONVERTIBLE SECURITIES and WARRANTS.

Normally, the Fund will be widely diversified by industry and company, but will focus on SMALL- AND MID-CAP COMPANIES.

The Adviser looks for securities that will provide the two elements of total return:
o Price appreciation
o Income from dividends

In selecting equity securities, the Adviser considers the following factors:
o Growth trends of the stock's issuer and the industry it represents
o Significant purchases and sales of the stock by corporate insiders
o Recent changes in earnings per share and their deviations from analysts' expectations
o Relative price-earnings ratios, as compared to industry peers and earning growth potential
o The stock's historical price movement

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   FOR DEFENSIVE PURPOSES, THE FUND MAY TEMPORARILY DEPART FROM ITS INVESTMENT OBJECTIVE AND INVEST WITHOUT LIMITATION IN MONEY MARKET INSTRUMENTS. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

CONVERTIBLE SECURITIES
See page 9.

WARRANTS
See page 11.

SMALL- AND MID-CAP COMPANIES
Generally refers to companies in the earlier period of their growth expectations, from start-ups to better established firms. While these companies have potential for attractive long-term returns, their securities may involve greater risks, and more volatility, than investments in larger companies with a stronger competitive advantage. The Adviser's extensive research efforts can play a greater role in selecting securities from this sector than from larger companies.








> Primary Risks
  . . . . . . . . . .
  Market risk

  Liquidity and
  Valuation risk

  Small Company risk





  See Primary Risk Considerations at page 18 for a detailed discussion of the Fund's risks.





> How Has The Fund Performed?
The chart and table below give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

Year-By-Year Total Return
(as of 12/31)

1997           1998
----           ----
23.50%         16.82%


Best Quarter        4Q98   28.18%
Worst Quarter       3Q98  -20.43%

Average Annual Total Return
(as of 12/31/98)
                                        Since
                         1 year       Inception
Class Y
(Inception 1/2/97)       16.82%         44.28%
 . . . . . . . . . . . . . . . . . . . . . . . . .
Standard & Poor's
500 Index                28.57%        71.46%
 . . . . . . . . . . . . . . . . . . . . . . . . .
Standard & Poor's
Midcap
400 Index                19.11%        57.54%
 . . . . . . . . . . . . . . . . . . . . . . . . .

THE FUNDS

---------------------------------------
   Conseco 20 Fund
---------------------------------------

This focus Fund offers investors a way to capitalize on those equity selections that the Adviser believes are the best through one concentrated portfolio.

> Investment Objective
The Fund seeks capital appreciation.

> Adviser's Strategy
Normally, the Fund will invest at least 65% of its assets in common stocks of companies that the Adviser believes have above-average growth prospects.

The Fund is NON-DIVERSIFIED and will normally concentrate its investments in a core position of approximately 20 to 30 common stocks. While the Fund invests in securities issued by large-cap companies, a substantial portion of these securities may be issued by SMALL- AND MID-CAP COMPANIES.

The Adviser looks for companies that demonstrate strong growth potential, preferring:
o Companies whose earnings appear likely to continue in an upward direction
o Companies that demonstrate the ability to consistently grow their earnings at a faster rate than their peer group
o Companies whose stocks appear to the Adviser to be undervalued in the marketplace

In selecting equity securities, the Adviser considers the following factors:
o High return on invested capital
o Sound financial policies and a strong balance sheet
o Competitive advantages (including innovative products and services)
o Effective research, product development and marketing
o Stable, capable management

The Adviser may also invest in any or all of the following:
o   PREFERRED STOCK
o   CONVERTIBLE SECURITIES
o   WARRANTS
o Fixed Income Securities (when the Adviser believes they are more attractive than stocks on a long-term basis)


 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   IF THE ADVISER BELIEVES THAT MARKET CONDITIONS WARRANT A DEFENSIVE POSITION, THE FUND MAY TEMPORARILY DEPART FROM ITS INVESTMENT OBJECTIVE AND INVEST WITHOUT LIMITATION IN CASH AND SHORT-TERM DEBT SECURITIES. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

NON-DIVERSIFIED
A Fund is considered non-diversified if it is not limited by the percentage of assets it may invest in any one issuer. The success or failure of one issuer will cause the Fund to fluctuate more than it would in a diversified fund.

SMALL- AND MID-CAP COMPANIES
See page 13.

PREFERRED STOCK
See page 5.

CONVERTIBLE SECURITIES
See page 9.

WARRANTS
See page 11.





> Primary Risks
  . . . . . . . . . . .
  Concentration risk

  Market risk

  Small Company risk

  Liquidity and
  Valuation risk

  Foreign risk



   See Primary Risk Considerations at page 18 for a detailed discussion of the Fund's risks.


> How Has The Fund Performed?
The chart and table below give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

Year-By-Year Total Return
(as of 12/31) - Class A*

 1998
------
28.00%

Best Quarter        4Q98   29.69%
Worst Quarter       3Q98  -17.13%


* BECAUSE THERE HAS BEEN NO SALES OF CLASS Y SHARES AS OF 12/31/98, CLASS A PERFORMANCE IS PRESENTED HERE. CLASS A SHARES ARE NOT OFFERED IN THIS PROSPECTUS. CLASS Y SHARES WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AS CLASS A AND WOULD DIFFER ONLY TO THE EXTENT THAT CLASS Y SHARES HAVE LOWER EXPENSES THAN CLASS A SHARES.




Average Annual Total Return
(as of 12/31/98)

                                           Since
                                         Inception
Class A*
(Inception 1/2/98)                         28.00%
 . . . . . . . . . . . . . . . . . . . . . . . . . . .
Standard & Poor's
500 Index                                  28.57%
 . . . . . . . . . . . . . . . . . . . . . . . . . . .
Standard & Poor's
400 Index                                  19.11%
 . . . . . . . . . . . . . . . . . . . . . . . . . . .


* BECAUSE CLASS Y SHARES ARE SOLD WITHOUT A SALES LOAD, CLASS A SHARES RETURN INFORMATION IS SHOWN WITHOUT THE APPLICABLE SALES LOAD.

Primary Risk Considerations

----------------------------------------------
     PRIMARY RISK CONSIDERATIONS
----------------------------------------------

All Fund investments are subject to risk and may decline in value. The principal risks of investing in the Funds are described below. Each Fund's exposure depends upon its specific investment profile. The amount and types of risk vary depending on:

o The Fund's investment objective
o The Fund's ability to achieve its objective
o The markets in which the Fund invests
o The investments the Fund makes in those markets
o Prevailing economic conditions over the period of an investment

> Concentration Risk
The risk that if a Fund has most of its investments in a few securities or a single sector, its portfolio will be more susceptible to factors adversely affecting issuers within that sector than would a more diversified portfolio of securities.

> Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Securities rated below investment grade are especially susceptible to this risk.

>Foreign Risk
The risk that foreign issuers may be subject to foreign political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital. In addition, there may be changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of investors' assets. Investments in issuers located or doing business in emerging or developing markets are especially susceptible to these risks.

> Interest Rate Risk
The risk that changing interest rates may adversely affect the value of an investment. With fixed income securities, an increase in interest rates typically causes the value of those securities to fall, while a decline in interest rates may produce an increase in the market value of those securities. Because of this risk, an investment in a Fund that invests in fixed income securities is subject to risk even if all the fixed income securities in the Fund's portfolio are paid in full at maturity. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities.

> Leverage Risk
The risk that borrowing, or some derivative investments, such as forward commitment transactions, may multiply smaller market movements into large changes in value.

> Liquidity And Valuation Risks
The risk that securities that were liquid when purchased by a Fund may become temporarily illiquid (i.e., not be sold readily) and hard to value, especially in declining markets.

> Market Risk
The risk that the market value of a Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole.

> Municipal Market Risk
The risk that special factors may negatively affect the value of municipal securities, and, as a result, a Fund's share price. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities. A Fund may invest in municipal obligations that are related in such a way that an economic, business or political development or change affecting one of these obligations would also affect the other obligations.

> Prepayment Risk
The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to re-invest in obligations with lower interest rates than the original obligations.

> Restricted Securities Risk
The risk that a buyer will be difficult to come by and selling price will need to be less than originally anticipated because these restricted securities may only be sold in privately negotiated transactions.

> Small Company Risk
The risk that investments in smaller companies may be more volatile than investments in larger companies. Smaller companies generally experience higher growth rates and higher failure rates than do larger companies. The trading volume of the securities of smaller companies is normally lower than that of larger companies. The tendency of short-term changes in the demand for the securities of smaller companies generally has a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.


Year 2000
The Funds could be adversely affected by problems relating to the inability of computer systems used by the Adviser and the Funds' other service providers to recognize the year 2000. While year 2000-related computer problems could have a negative effect on the Funds, the Adviser is working to avoid these problems in its own computer systems and to obtain assurances from service providers that they are taking similar steps.

Euro Conversion
The Funds also could be adversely affected by the conversion of European currencies into the Euro beginning January 1, 1999. This conversion will not be complete until 2002, and its full implementation may be delayed. Difficulties with the conversion and potential delays may significantly impact European capital markets and could increase volatility in world capital markets.

It is impossible to know whether the problems associated with both Year 2000 and Euro conversion, which could disrupt operations of investments if uncorrected, have been adequately addressed until the dates in question arrive.


 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   PLEASE NOTE THAT THERE ARE OTHER CIRCUMSTANCES NOT DESCRIBED HERE WHICH COULD ADVERSELY AFFECT YOUR INVESTMENT AND POTENTIALLY PREVENT A FUND FROM ACHIEVING ITS OBJECTIVES.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

FEES AND EXPENSES

---------------------------------
Fees and Expenses
---------------------------------

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. These expenses are deducted from the Funds' assets.

> Shareholder Fees
(fees paid directly from your investments)

                                       Conseco Fixed       Conseco High
                                        Income Fund         Yield Fund
   Maximum Front-End
   Sales Charge (Load)
   Imposed on Purchase                     None                None
--------------------------------------------------------------------------------
   Maximum Deferred Sales
   Charge Load                             None                None
--------------------------------------------------------------------------------


                      Conseco Convertible         Conseco             Conseco
Maximum Front-End       Securities Fund         Balanced Fund        Equity Fund
Sales Charge (Load)
Imposed on Purchase          None                   None                None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge Load                  None                   None                None
--------------------------------------------------------------------------------



                                         Conseco
                                         20 Fund

Maximum Front-End
Sales Charge (Load)
Imposed on Purchase                       None
-------------------------------------------------
Maximum Deferred Sales
Charge Load                               None
-------------------------------------------------


THE FUNDS DO NOT CHARGE ANY FEES FOR REINVESTING DIVIDENDS, OR REDEEMING OR EXCHANGING FUND SHARES.

> Annual Fund Operating Expenses
(expenses that are deducted from each Fund's assets) as a % of average daily net assets

CLASS Y SHARES
                                       Conseco Fixed       Conseco High
                                        Income Fund         Yield Fund

   Management and
   Administrative Fees                     0.65%               0.90%
--------------------------------------------------------------------------------
   Distribution
   (12b-1) Fees                            0.00%               0.00%
--------------------------------------------------------------------------------
   Other Expenses                          0.81%               2.34%
                                           -----               -----
--------------------------------------------------------------------------------
   Equals: Total Annual
   Fund Operating Expenses                 1.46%               3.24%
--------------------------------------------------------------------------------
   Less: Fee Waiver and/or
   Expense Reimbursement*                  0.86%               2.34%
                                           -----               -----
--------------------------------------------------------------------------------
   Equals: Net Expenses                    0.60%               0.90%
                                           =====               =====
--------------------------------------------------------------------------------



                            Conseco Convertible         Conseco             Conseco         Conseco
                             Securities Fund         Balanced Fund        Equity Fund       20 Fund
   Management and
   Administrative Fees           1.05%                  0.90%               0.90%            0.90%
-----------------------------------------------------------------------------------------------------------
   Distribution
   (12b-1) Fees                  0.00%                  0.00%               0.00%            0.00%
-----------------------------------------------------------------------------------------------------------
                                 1.25%+                 1.29%               0.52%            2.87%
   Other Expenses                -----                  -----               -----            -----
-----------------------------------------------------------------------------------------------------------
   Equals: Total Annual
   Fund Operating Expenses       2.30%                  2.19%               1.42%            3.77%
-----------------------------------------------------------------------------------------------------------
   Less: Fee Waiver and/or       1.25%                  1.19%               0.42%            5.02%
   Expense Reimbursement*       -----                  -----               -----            -----
-----------------------------------------------------------------------------------------------------------
   Equals: Net Expenses          1.05%                  1.00%               1.00%            1.25%
                                 =====                  =====               =====            =====
-----------------------------------------------------------------------------------------------------------

s
* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, THE ADVISER, DISTRIBUTOR AND ADMINISTRATOR HAVE AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES THROUGH 4/30/00, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF EACH FUND ARE LIMITED TO THE NET EXPENSES FOR EACH RESPECTIVE FUND, AS SET FORTH ABOVE. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES.

+ BECAUSE THE FUND HAS NOT COMPLETED A FULL FISCAL YEAR, OTHER EXPENSES ARE ESTIMATED.

> FEES AND EXPENSES

Expense Example
This example will help you compare the cost of investing in the Conseco Fund Group to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

                                     1 Year         3 Years*        5 Years*        10 Years*
   Conseco
   Fixed Income Fund                   $6              $37             $71            $170
-------------------------------------------------------------------------------------------------
   Conseco High Yield Fund             $9              $78            $152            $367
-------------------------------------------------------------------------------------------------
   Conseco Convertible
   Securities Fund                     $11             $59            $112            $263
-------------------------------------------------------------------------------------------------
   Conseco Balanced Fund               $10             $56            $107            $251
-------------------------------------------------------------------------------------------------
   Conseco Equity Fund                 $10             $40             $73            $166
-------------------------------------------------------------------------------------------------
   Conseco 20 Fund                     $13             $92            $178            $422
-------------------------------------------------------------------------------------------------

* THE EXAMPLES FOR 3, 5 AND 10 YEARS DO NOT TAKE INTO ACCOUNT THE
  WAIVER/REIMBURSEMENT AS DESCRIBED ABOVE. UNDER THE REIMBURSEMENT ARRANGEMENT, YOUR COST FOR 3, 5 AND 10 YEAR PERIODS WOULD BE LOWER.

MANAGEMENT

---------------------------------------
  Management
---------------------------------------

> Adviser
Conseco Capital Management, Inc. (CCM) is a wholly owned subsidiary of Conseco, Inc., a publicly owned financial services company that provides specialized annuity, life and health insurance products. CCM serves as the "Adviser" to each of the Funds and as adviser to other registered investment companies. In addition to managing the invested assets of Conseco, Inc., CCM manages foundations, endowments, corporations, government and union clients. As of December 31, 1998, CCM managed over $35.3 billion.

> Advisory Fees
For the fiscal year ended 12/31/98, the advisory fee paid to the Adviser by each Fund was as follows:

   Fund Name                                                Advisory Fees Paid
                                         (expressed as a percentage of average daily net assets)
   Conseco Fixed Income Fund                                      0.00%
-------------------------------------------------------------------------------------------------
   Conseco High Yield Fund                                        0.00%
-------------------------------------------------------------------------------------------------
   Conseco Convertible Securities Fund                            0.06%
-------------------------------------------------------------------------------------------------
   Conseco Balanced Fund                                          0.00%
-------------------------------------------------------------------------------------------------
   Conseco Equity Fund                                            0.18%
-------------------------------------------------------------------------------------------------
   Conseco 20 Fund                                                0.15%
-------------------------------------------------------------------------------------------------


> CONSECO CAPITAL
  MANAGEMENT, INC.
  11825 N. Pennsylvania Street
  Carmel, IN  46032

MANAGEMENT

--------------------------------------------------
  Portfolio Managers of the Conseco Fund Group
--------------------------------------------------

> Conseco Fixed Income Fund

GREGORY J. HAHN, CFA, SENIOR VICE PRESIDENT, PORTFOLIO ANALYTICS,
CONSECO CAPITAL MANAGEMENT, INC.
At CCM, Mr. Hahn is also responsible for the portfolio analysis and management of the institutional client accounts and analytical support for taxable portfolios. In addition, he is responsible for SEC registered investment products, investments in the insurance industry and is portfolio manager of other affiliated investment companies. Mr. Hahn joined the Adviser as Vice President and portfolio manager in 1989.


G. NOLAN SMITH, CFA, VICE PRESIDENT, PORTFOLIO ANALYTICS,
CONSECO CAPITAL MANAGEMENT, INC.
At CCM, Mr. Smith is also responsible for taxable and tax-exempt fixed income and institutional client accounts. He is also a portfolio manager of other affiliated investment companies. Prior to joining the Adviser in 1995, Mr. Smith was a portfolio manager at Strong Capital Management, where he managed the Strong Municipal Money Market, Short-Term and Municipal Bond Funds.


> Conseco High Yield Fund

PETER C. ANDERSEN, CFA, VICE PRESIDENT, PORTFOLIO ANALYTICS,
CONSECO CAPITAL MANAGEMENT, INC.
At CCM, Mr. Andersen is responsible for managing below investment grade fixed income portfolios for institutional client accounts and is the portfolio manager of other affiliated investment companies. Prior to joining the Adviser in 1997, he was a portfolio manager for Colonial Management Associates, where he managed over $650 million in high-yield, tax-free mutual funds.


WILLIAM F. FICCA, VICE PRESIDENT AND DIRECTOR OF RESEARCH,
CONSECO CAPITAL MANAGEMENT, INC.
At CCM, Mr. Ficca also oversees the Adviser's research efforts and is the portfolio manager of other investment products managed by the Adviser. Mr. Ficca joined the Adviser as Assistant Vice President in 1991.


> Conseco Convertible Securities Fund

ANDREW S. CHOW, CFA, FLMI, VICE PRESIDENT,
CONSECO CAPITAL MANAGEMENT, INC.
At CCM, Mr. Chow is also responsible for trading mortgage-backed securities, exchange and over-the-counter derivatives and convertible securities. Additionally, he is portfolio manager for fixed income institutional client accounts. He joined the Adviser as Assistant Vice President in 1991.

> Conseco Balanced Fund


GREGORY J. HAHN, CFA, SENIOR VICE PRESIDENT, PORTFOLIO ANALYTICS,
CONSECO CAPITAL MANAGEMENT, INC.
Mr. Hahn is the portfolio manager of the fixed income portion of the Fund. See Conseco Fixed Income Fund for Mr. Hahn's complete biography.


THOMAS J. PENCE, CFA, SENIOR VICE PRESIDENT,
CONSECO CAPITAL MANAGEMENT, INC.
Mr. Pence is portfolio manager of the equity portion of the Fund. Since joining the Adviser in 1992, Mr. Pence has been responsible for the management of all of the Adviser's equity portfolios and for the oversight of the equity investment process. Additionally, he is portfolio manager of other affiliated investment companies.


> Conseco Equity Fund

THOMAS J. PENCE, CFA, SENIOR VICE PRESIDENT,
CONSECO CAPITAL MANAGEMENT, INC.
See Conseco Balanced Fund for Mr. Pence's complete biography.


> Conseco 20 Fund

THOMAS J. PENCE, CFA, SENIOR VICE PRESIDENT,
CONSECO CAPITAL MANAGEMENT, INC.
See Conseco Balanced Fund for Mr. Pence's complete biography.


ERIK J. VOSS, ASSISTANT VICE PRESIDENT, SENIOR SECURITIES ANALYST,
CONSECO CAPITAL MANAGEMENT, INC.
At CCM, Mr. Voss is also responsible for assisting in the research and portfolio management efforts for all of the Adviser's equity portfolios. Prior to joining the Adviser in 1996, Mr. Voss worked as an equity analyst for Gardner Lewis Asset Management for over three years.

YOUR ACCOUNT

------------------------------------------
   Determining Share Price
------------------------------------------

A Fund's share price is the total value of its assets minus its liabilities, called net asset value, divided by the total number of shares outstanding. Because the value of each Fund's securities changes every business day, the Fund's share price usually changes as well.

Each Fund calculates its net asset value (NAV) per share on each business day that the New York Stock Exchange (NYSE) is open.

For each of the Funds, NAV is calculated at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time). The NAV is generally based on the market price of the securities held in a Fund.

Under the direction of the Board, the Funds may use a practice known as fair value pricing under the following circumstances:
o Securities and assets for which market quotations are not readily available
o Events that occur after an exchange closes are likely to affect the value of the security
o Fund management strongly believes a market price is not reflective of the security's appropriate price


> NET ASSET VALUE (NAV)
The market value of a fund's securities and other assets less its liabilities divided by the total number of shares outstanding.

------------------------------------------
   Buying Shares
------------------------------------------

To buy Class Y shares, you must be a qualifying individual investor, whose Fund investments exceed $500,000, or an institutional investor.

Institutional investors may include the following:
o Tax qualified plans with at least $10 million in assets or 250 plan eligible employees
o Banks and insurance companies investing for their own accounts
o Investment companies unaffiliated with the Adviser
o Tax-qualified retirement plans of the Adviser or qualified financial intermediaries who have a contract with the Distributor
o Endowments, foundations and other charitable organizations
o Wrap fee accounts or asset allocation programs where the shareholder pays an asset-based fee

> Opening an New Account is Easy
The Funds are open for business each day the New York Stock Exchange (NYSE) is open for business. The Funds are closed for business on::

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . .
     Saturday                         Presidents' Day          Labor Day
     Sunday                           Good Friday              Thanksgiving Day
     New Year's Day                   Memorial Day             Christmas Day
     Martin Luther King, Jr. Day      Independence Day
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . .

There are three convenient ways to begin your Conseco Fund Group investment program.

Through Financial
Intermediaries                 By Bank Wire                       By Mail
Shares of the Funds may        Wire your investment to:           Simply complete and sign
be purchased through           ABA#011000028                      an application to begin
authorized                     State Street Bank                  the process.
broker-dealers, financial      Boston, MA
institutions and service       Account #9905-244-1                Make your check payable
organizations with whom        Reference your customer            to the Fund of your
the distributor has a          name, fund name and                choice.*
selling agreement.             fund account number
                                                                  If you are adding to your
Important note: Each                                              existing account,
institution may have its       For NEW accounts, please           indicate your Fund
own procedures and             promptly complete and mail         account number directly
requirements for buying        the account application form       on the check.
and selling shares and         to the Funds at the address
may charge fees. Contact       given under "By Mail."             Mail your application
your financial                                                    and check to:
professional for more          The Funds currently do             Conseco Fund Group
information                    not charge for wire                P.O. Box 8017
                               transfers, although your           Boston, Massachusetts
                               bank may.                          02266-8017

*No third-party checks are accepted.

YOUR ACCOUNT

Payment for the shares purchased through a financial institution is due on settlement date. The settlement date is normally three business days after the order has been executed. WHEN MAKING PAYMENT FOR CONFIRMED PURCHASES VIA FEDERAL FUNDS WIRE, YOU MUST REFERENCE THE CONFIRMATION NUMBER TO ENSURE TIMELY CREDIT.

It is the responsibility of the broker, dealer, or other financial intermediary to forward customer orders received prior to the close of the NYSE to the Transfer Agent prior to its close of business that same day (normally 4:00 p.m., Eastern Time). Check with your investment professional to find out if they have an internal deadline for receiving your order to ensure processing that day. When making payment for confirmed purchases via Federal Funds Wire, financial intermediaries must reference the confirmation number to ensure timely credit.

Shares are purchased at the next share price calculation after your investment is received. The Funds reserve the right to reject any purchase order.


 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . .
   PLEASE INDICATE WHETHER YOU WOULD LIKE THE ABILITY TO REDEEM OR EXCHANGE SHARES BY TELEPHONE OR WIRE WHEN YOU COMPLETE YOUR APPLICATION.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . .


> Purchases By Check
An initial investment made by check must be accompanied by a completed application. To avoid fees and delays, all checks should be drawn only on U.S. banks in U.S. funds. A charge may be imposed if any check submitted for investment does not clear. Third-party checks will not be accepted. When you purchase shares by check, you will not be allowed to redeem the shares until your investment has been in the account for 15 business days.

> Electronic Transfers Through Automated Clearing House
Electronic transfers through the Automated Clearing House ("ACH") allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Initial purchase minimums apply.

You must complete the "ACH" section of the application for this privilege to be applicable.

-------------------------------------
   Selling Shares
-------------------------------------

After receipt of an authorized redemption request, shares are redeemed at net asset value on any business day, reduced by any required tax withholding.

Redemption requests require your account number, the exact name of your account and your Social Security or taxpayer identification number. The Fund will mail a check to your account address or, if you have elected the wire redemption privilege, the Fund will wire the proceeds to your bank on the following business day.

You may sell, or redeem, some or all of your shares on any business day by doing one of the following.

Through Financial Intermediary       By Telephone                  By Mail
If you bought your shares            Individual investors may      Financial intermediaries,
through a broker/dealer              communicate redemption        as well as institutional
or other financial                   orders by telephone.          and individual investors,
intermediary, you may                                              may sell shares by
redeem your shares by                                              writing the Funds at the
calling them directly.                                             following address:

Financial intermediaries                                           Conseco Fund Group
may communicate                                                    P.O. Box 8017
redemption orders by wire                                          Boston, Massachusetts
and telephone.                                                     02266-8017

Important note: Each                                               Institutional investors
institution may have its                                           must have appropriate
own procedures and                                                 redemption certifications
requirements for buying                                            on file before a
and selling shares and                                             redemption can be
may charge fees. Contact                                           completed. Signature
your financial                                                     guarantees are required
professional for more                                              for amounts of $50,000 or
information.                                                       more.


It is the responsibility of the financial intermediary to forward customer redemption orders received prior to the close of the NYSE to the Transfer Agent prior to close of business that same day (usually 4:00 p.m., Eastern Time).

> More about selling your shares
Your shares will be sold at the next NAV calculated after your order is accepted. Your order will be processed promptly and you will generally receive the proceeds within seven business days.

A Fund may delay payment up to 15 days or longer in the event the check you used to purchase shares has not cleared. To shorten this delay, consider purchasing your shares by bank wire through Federal Funds.

Under certain extraordinary circumstances, where the law allows additional time, a Fund may suspend the right to redeem shares.

Redemptions By Mail
Redemption certification is provided on the application. A signature guarantee, required for redemptions of $50,000 or more, may be obtained from most banks, brokers and dealers, credit unions, savings associations and financial institutions, but not from a notary public.

YOUR ACCOUNT

Redemptions By Wire Or Telephone
Financial intermediaries may charge for their services in connection with your redemption request but neither the Funds nor the Distributor impose any such charges.

Although the Funds and the Transfer Agent will not be responsible for the authenticity of telephone instructions, the following procedures have been established to confirm that instructions communicated by telephone are genuine:
o Recording telephone instructions for exchanges and expedited redemptions
o Requiring the caller to give certain specific identifying information
o Providing written confirmations to shareholders not later than five days following a telephone transaction

If the Funds and the Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Certain financial intermediaries may be authorized to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when such a financial intermediary accepts the order.

Expedited Redemptions
You may have the payment of redemption requests (of $250 or more) wired or mailed directly to a designated domestic commercial bank account. Normally, such payments will be transmitted on the second business day following receipt of the request.

For telephone redemptions, call the Transfer Agent at 800-986-3384. You must complete the "Expedited Redemptions" section of the application for this privilege to be applicable.

Exchange Privilege
You may exchange shares of one Conseco Fund for shares of the same class of any other Fund at NAV. The value of shares to be exchanged must meet the Fund's minimum investment requirement.

Normally, exchanges can be completed on the same business day.

------------------------------------------
   Dividends and Distributions
------------------------------------------


Each Fund distributes at least 90% of its net investment income to shareholders.

Net investment income for all of the Funds consists of all dividends and interest received, less expenses (including fees payable to the Adviser and its affiliates).

Dividends from net investment income are declared, and paid, by each Fund according to the schedule below. The Trustees may elect to change dividend distribution intervals.

SCHEDULE OF DIVIDEND PAYMENTS
   Fund                                                Declared and Paid
   Conseco Fixed Income Fund                           Monthly
--------------------------------------------------------------------------------
   Conseco High Yield Fund                             Monthly
--------------------------------------------------------------------------------
   Conseco Convertible Securities Fund                 Monthly
--------------------------------------------------------------------------------
   Conseco Balanced Fund                               Quarterly
--------------------------------------------------------------------------------
   Conseco Equity Fund                                 Quarterly
--------------------------------------------------------------------------------
   Conseco 20 Fund                                     Quarterly
--------------------------------------------------------------------------------

Any capital gains are generally declared and distributed to shareholders annually after the close of the Fund's fiscal year. These include net capital gains (the excess of net long-term capital gain over net short-term capital loss), net short-term capital gains, and net realized gains from foreign currency transactions.

Dividends and other distributions paid on each class of shares of a Fund are calculated at the same time and in the same manner. Dividends on each class might be affected differently by the allocation of other class-specific expenses.

>Choose How To Use Your Distributions
Conseco Fund Group offers you a number of ways to receive your distributions. When you open your account, simply specify on your application any one of the options that meets your needs.

Keep in mind, all Fund distributions are reinvested for retirement accounts unless specific circumstances are met. Call the Funds at 800-986-3384 for further information.

>  Here Are Your Options
   o  REINVEST ALL DISTRIBUTIONS in additional Fund shares.
   o REINVEST ONLY INCOME DIVIDENDS in additional Fund shares. Receive other distributions in cash.
   o REINVEST ONLY OTHER DISTRIBUTIONS in additional Fund shares. Receive income dividends in cash.
   o RECEIVE ALL DISTRIBUTIONS IN CASH. Distributions can be sent via check to you, or by wire to your bank account.

YOUR ACCOUNT

-----------------------------------
Tax Considerations
-----------------------------------

Your investment in a Fund has tax consequences that you need to consider. The amount you will owe in taxes will vary depending on many factors, such as your tax bracket, how long you held your shares, and whether you owe alternative minimum tax. Some of the more common federal tax consequences are described here, but you should consult your financial adviser about your own situation. (See the Statement of Additional Information for more information.)

> Taxable Distributions
You will generally have to pay federal income tax on all Fund distributions.

Except for tax-advantaged retirement accounts, dividends from the Funds' taxable income generally will be taxable to you as ordinary income, whether paid in cash or reinvested in additional shares.

Capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. When designated as such, short-term gains are treated as ordinary income. Only long-term gains are taxed regardless of how long the fund shares have been held.

Income distributions and short-term capital gain distributions are generally taxed as ordinary income. Distributions of other capital gains are generally taxed as long-term capital gains. The tax treatment of capital gain distributions depends on how long the Fund held the securities it sold, not when you bought your shares of the fund, or whether you reinvested your distributions.

> Taxes on Sales or Exchanges
Selling your shares may result in a taxable gain or loss to you, depending on whether you receive more or less than what the shares cost you.

Share exchanges from one Fund to another within the same share class generally will have the same tax consequences as those on a sale.

Backup Withholding
When sending in your application, it's important to provide your Social Security or other taxpayer ID number. If we don't have this number, or if the IRS informs us that you are subject to backup withholding, the IRS requires the Fund to withhold 31% of all money you receive from the Fund, whether from selling your shares or from distributions.


> In addition to Class Y shares, Conseco Fund Group offers Class A, B and C shares. Theses shares are available to individual investors. Class A, B and C shares generally have higher operating expenses resulting from their distribution and service fees and are subject to certain sales charges. Please call the Distributor at 800-986-3384 for additional information and a prospectus on these other classes.

-------------------------------------
   Administrative Fees
-------------------------------------

The following chart provides an explanation of services provided by Conseco Services, LLC (the Funds' "Administrator") and the fees paid for such services.

   All Funds

   Services provided include:

       o Supervising the preparation and filing of all documents required for Fund compliance

       o   Supervising the maintenance of books and records

       o   Other general and administrative
           responsibilities

For such services, the Administrator receives a fee of .20% annually of each Fund's average daily net assets.

                      This page intentionally left blank.

FINANCIAL HIGHLIGHTS

-----------------------------------------
  Financial Highlights
-----------------------------------------

The financial highlights table is intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLC, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

FINANCIAL HIGHLIGHTS

--------------------------------------------
   Class Y Shares
--------------------------------------------

Financial Highlights December 31, 1998

                                                           Conseco                   Conseco                   Conseco
                                                        Fixed Income               High Yield                Convertible
                                                            Fund                      Fund                 Securities Fund
                                                                                     For the                  For the
                                                                                   period from              period from
                                                                                  commencement              commencement
                                                                                  of operations            of operations
                                                                                 (March 2, 1998)        (September 28, 1998)
                                                         Year Ended                  through                   through
CLASS Y SHARES                                       1998           1997        December 31, 1998         December 31, 1998
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Net asset value per share, beginning of period    $ 10.15         $ 10.00           $ 10.49                  $  10.00
Income from investment operations (a):
     Net investment income                           0.65            0.68              0.62                      0.11
     Net realized gains (losses) and change in
          unrealized appreciation (depreciation)
          on investments                             0.17            0.21             (0.48)                     1.00
-------------------------------------------------------------------------------------------------------------------------------
     Total income from investment operations         0.82            0.89              0.14                      1.11
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
     Dividends from net investment income           (0.60)          (0.61)            (0.61)                    (0.11)
     Distribution of net capital gains              (0.12)          (0.13)               --                        --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (0.72)          (0.74)            (0.61)                    (0.11)
-------------------------------------------------------------------------------------------------------------------------------
     Net asset value per share, end of period     $ 10.25         $ 10.15           $ 10.02                  $  11.00
===============================================================================================================================
Total return (b) (c)                                 8.32%           9.18%             1.36%(c)                 11.17%(c)
===============================================================================================================================
Ratios/supplemental data:
     Net assets (dollars in thousands),
          end of period                           $14,403         $21,876           $ 1,237                  $      1
     Ratio of expenses to average net assets (b)     0.60%           0.60%             0.90%                     1.05%
     Ratio of net investment income (loss)
        to average net assets (annualized) (b)       6.26%           6.28%             7.66%                     3.87%





(A) PER SHARE AMOUNTS PRESENTED ARE BASED ON AN AVERAGE OF MONTHLY SHARES OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

(B) THE ADVISOR AND ADMINISTRATOR HAVE VOLUNTARILY AGREED TO WAIVE THEIR FEES AND/OR REIMBURSE FUND EXPENSES TO THE EXTENT THAT THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCEEDS ON AN ANNUAL BASIS .60% FOR THE CONSECO FIXED INCOME,
 .90% FOR THE CONSECO HIGH YIELD, 1.05% FOR THE CONSECO CONVERTIBLE SECURITIES, 1.00% FOR THE CONSECO BALANCED AND CONSECO EQUITY AND 1.25% FOR THE CONSECO 20 FUNDS. THESE LIMITS MAY BE DISCONTINUED BY THE ADVISOR AND ADMINISTRATOR AT ANY TIME AFTER APRIL 30, 1999. IF THE AFOREMENTIONED AGREEMENTS HAD NOT BEEN IN EFFECT DURING THE PERIOD, THE ANNUALIZED RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.46% FOR THE CONSECO FIXED INCOME, 3.24% FOR THE CONSECO HIGH YIELD, 149.31% FOR THE CONSECO CONVERTIBLE SECURITIES, 2.19% FOR THE CONSECO BALANCED, 1.42% FOR THE CONSECO EQUITY AND 3.77% FOR THE CONSECO 20 FUNDS. IF THE AFOREMENTIONED, AGREEMENTS HAD NOT BEEN IN EFFECT FOR THE YEAR ENDED DECEMBER 31, 1997, THE ANNUALIZED RATIO OF EXPENSE TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.44% FOR CONSECO FIXED INCOME, 2.14% FOR THE CONSECO BALANCED AND 1.24% FOR THE CONSECO EQUITY FUNDS.

(C) NOT ANNUALIZED.

Financial Highlights December 31, 1998

                                                           Conseco                        Conseco                      Conseco
                                                          Balanced                        Equity                         20
                                                            Fund                           Fund                          Fund
                                                                                                                       For the
                                                                                                                     period from
                                                                                                                    commencement
                                                                                                                    of operations
                                                                                                                   (April 6, 1998)
                                                         Year Ended                     Year Ended                     through
CLASS Y SHARES                                      1998           1997            1998          1997             December 31, 1998
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Net asset value per share, beginning of period   $  10.78       $   10.00     $   11.13        $  10.00             $   12.33
Income from investment operations (a):
     Net investment income                          0.32             0.19          0.05              --                  0.04
     Net realized gains (losses) and change in
          unrealized appreciation (depreciation)
          on investments                             1.06            1.58          1.83            2.35                  0.31
-------------------------------------------------------------------------------------------------------------------------------
     Total income from investment operations         1.38            1.77          1.88            2.35                  0.35
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
     Dividends from net investment income           (0.28)          (0.28)        (0.04)             --                    --
     Distribution of net capital gains              (0.13)          (0.71)        (0.30)          (1.22)                   --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (0.41)          (0.99)        (0.34)          (1.22)                   --
-------------------------------------------------------------------------------------------------------------------------------
     Net asset value per share, end of period    $  11.75       $   10.78     $   12.67        $  11.13             $   12.68
===============================================================================================================================
Total return (b) (c)                                12.90%          17.87%        16.82%          23.50%                 2.84%(c)
===============================================================================================================================
Ratios/supplemental data:
     Net assets (dollars in thousands),
          end of period                          $  4,138       $ 12,037      $ 60,816         $ 60,334             $     172
     Ratio of expenses to average ner assets (b)     1.00%           1.00%         1.00%           1.00%                 1.25%
     Ratio of net investment income (loss)
         to average net assets (annualized) (b)      2.67%           2.76%          0.40%          0.03%                 0.62%

FINANCIAL HIGHLIGHTS

---------------------------------------
   Class Y Shares
---------------------------------------

Financial Highlights December 31, 1998 (cont.)

                                                           Conseco                   Conseco             Conseco
                                                        Fixed Income               High Yield          Convertible
                                                            Fund                      Fund           Securities Fund

                                                         Year Ended                Year Ended         Period Ended
SUPPLEMENTAL DATA                                    1998          1997                1998               1998(a)
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Net asset (dollars in thousands),
     end of period                                 $  48,245    $  22,029           $ 44,392             $ 27,614
Portfolio turnover rate                               420.83%      367.82%            432.08%               12.95%



(A) FOR THE PERIOD FROM COMMENCEMENT OF OPERATIONS (SEPTEMBER 28, 1998) THROUGH DECEMBER 31, 1998.

                                                           Conseco                      Conseco                Conseco
                                                          Balanced                      Equity                   20
                                                            Fund                         Fund                    Fund

                                                         Year Ended                   Year Ended             Year Ended
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
SUPPLEMENTAL DATA                                   1998          1997           1998           1997            1998
Net asset value (dollars in thousands),
     end of period                               $  32,700      $  13,113     $  89,270      $  65,211         $ 44,269
Portfolio turnover rate                            341.20%         506.64%       350.13%        199.12%          411.71%

                       This page intentionally left blank.

                                                                         [LOGO]
                                                                      CONSECO(R)
                                                                        Step Up.




                                                        NEW ACCOUNT APPLICATION
Class Y Shares

Conseco Fixed Income Fund
Conseco High Yield Fund
Conseco Convertible Securities Fund
Conseco Balanced Fund
Conseco Equity Fund
Conseco 20 Fund

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
1  REGISTRATION
                    -----------------------------------------------------------------------------------------------------
                    Trust, Corporation, Business or Other Entity Name

                    -----------------------------------------------------------------------------------------------------
                    Trustee Name or Type of Entity

                    -----------------------------------------------------------------------------------------------------
                    Name of Trust Beneficiary (Optional)

                    -----------------------------------------------------------------------------------------------------
                    Trust Agreement Date (Month/Day/Year)


2  MAILING
   ADDRESS          ------------------------------------------------------------------------------------------------------
                    Street Address

                    ------------------------------------------------------------------------------------------------------
                    City                                        State                            Zip Code

                    ------------------------------------------------------------------------------------------------------
                    Daytime Telephone Number                          Fax Number


3  TAXPAYER                                --
   ID NUMBER        ------------------------------------------------------------------------------------------------------
                    Tax Payer Identification Number


4  PURCHASE         MINIMUM INITIAL INVESTMENT                  INITIAL INVESTMENT
   OF SHARES        PER FUND: $500,000                          AMOUNT

                    Conseco Fixed Income Fund 0517              $
                                                                 -------------------
                    Conseco High Yield Fund 0431                $
                                                                 -------------------
                    Conseco Convertible Securities Fund 0440    $
                                                                 -------------------
                    Conseco Balanced Fund 0516                  $
                                                                 -------------------
                    Conseco Equity Fund 0515                    $
                                                                 -------------------
                    Conseco 20 Fund 0427                        $
                                                                 -------------------

                    [ ] By Mail: Enclosed is a check for the above amount(s) made payable to Conseco Fund Group

                    [ ] By Wire: An account has been opened by wire on                      (date) and the account number
                                                                       --------------------
                         assigned is
                                     -----------------------------------------------
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

5 DISTRIBUTION      Your dividends and capital gains WILL BE REINVESTED in their respective funds.
  OPTIONS           If you wish to receive them in cash, please check the appropriate box(es):

                                                      DIVIDENDS   CAPITAL GAINS                         DIVIDENDS   CAPITAL GAINS
                    Conseco Fixed Income Fund            [ ]          [ ]        Conseco Balanced Fund     [ ]           [ ]
                    Conseco High Yield Fund              [ ]          [ ]        Conseco Equity Fund       [ ]           [ ]
                    Conseco Convertible Securities Fund  [ ]          [ ]        Conseco 20 Fund           [ ]           [ ]

6  REDEMPTION       Redemption proceeds will be wired to the bank or trust
   PAYMENTS         company listed below for credit to the Shareholder's
                    account. If the Shareholder wishes to send redemption proceeds to more than one such institution please list the additional institutions below. The Shareholder hereby authorizes the Transfer Agent, as its duly appointed
                    Shareholder Servicing Agent, to honor telephone or written instructions, without a signature guarantee, for redemption of fund shares. Transfer Agent records of such instructions will be binding on all parties and the Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions are genuine. If these procedures are not followed the Transfer Agent and/or the Fund may be liable for any losses to a Shareholder due to unauthorized or fraudulent telephone or written instructions. Otherwise, the Shareholder will bear all risk of loss arising out of such telephone or written instructions.



                    ------------------------------ -----------------------------
                    Name of Bank                   Bank Account Name

                    ------------------------------------------------------------
                    Address              City            State         Zip Code

                    ------------------------------ -----------------------------
                    ABA Number                     Bank Account Number

                    ------------------------------ -----------------------------
                    Name of Bank                   Bank Account Name

                    -----------------------------------------------------------
                    Address              City            State         Zip Code

                    ------------------------------ ----------------------------
                    ABA Number                     Bank Account Number

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
7  BROKER/DEALER
                    ------------------------------ ----------------------------
                    Dealer                         Rep Name/Number

                    ------------------------------ ----------------------------
                    Office                         Authorized Signature

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
8 CERTIFICATION     By the execution of this application, the Shareholder
                    represents and warrants that the Shareholder has full right, power and authority to invest in the Fund, and the person or persons signing on behalf of the Shareholder represent and warrant that they are duly authorized to sign this
                    Application and to purchase or redeem shares of the Fund on behalf of the Shareholder. The Shareholder acknowledges that the Transfer Agent is a Shareholder Servicing Agent and
                    appoints the Transfer Agent to act as its Shareholder
                    Servicing Agent in all transactions on the Shareholder's
                    behalf with the fund. The Shareholder acknowledges that the
                    Transfer Agent may establish such minimums and other terms for the Shareholder's account as it may determine from time to time. The Shareholder will be sent by mail all Fund proxy solicitation material and proxies and understands that it is expected to vote them in such manner as it considers
                    desirable and then return them in accordance with the
                    instructions received. The Shareholder understands that if its written proxy instructions have not been received prior to the date on which the proxy is to be voted, the Transfer
                    Agent is authorized to vote such outstanding proxies in the same proportion as the proxies received from other fund
                    account holders. The Shareholder hereby affirms that it has received and read a current Fund Prospectus and agrees to be bound by its terms as such may be revised from time to time.
                    The Shareholder acknowledges that mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by the
                    Transfer Agent or any of its affiliates; are not insured by the Federal Deposit Insurance Corporation or any other
                    agency; and involve investment risks, including possible
                    loss of principal amount invested.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

9 TRANSACTING       In addition to the authorized officer(s) signing below, the
  PERSON(S)         following person(s) ("Transacting Person") currently is (a)
                    at least 18 years of age; (b) holds the position with the Shareholder stated next to his/her name; and (c) is authorized to purchase or redeem shares of the Fund on behalf of the authorized officer(s) signing below. Such
                    Transacting Persons are not hereby authorized to change and amend instructions given under Sections 4 and 6.

                    The Transfer Agent, and the Fund may without inquiry act upon the instruction of any person purporting to be the Transacting Person named in the Application form last received by the Transfer Agent, and the Fund shall not be liable for any losses to a Shareholder due to unauthorized or fraudulent transactions resulting from the Transfer Agent and/or the Fund having acted upon any instructions hereby reasonably believed by it to be genuine.


                    ------------------------------ ----------------------------
                    Transacting Person/Title       Signature

                    ------------------------------ ----------------------------
                    Transacting Person/Title       Signature
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
10 TAXPAYER          Under the penalties of perjury, I (we) certify (1) that the
                    Taxpayer Identification Number shown above on this form is the correct Taxpayer Identification Number, and (2) that I
                    (we) am not subject to back up withholding because (a) I
                    (we) have not been notified that I (we) am subject to backup withholding as a result of a failure to report all dividends to the Internal Revenue Service (IRS), or (b) the IRS has notified me (us) that I (we) am no longer subject to backup withholding. Failure by non-exempt taxpayers to furnish the correct Taxpayer Identification Number will result in withholding at the current rate of 31% of all taxable dividends paid to your account and/or withholding on certain other payments to you (this is referred to as "backup withholding").

                    NOTE: STRIKE OUT ITEM(S) IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BY THE IRS AND YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS ADVISING YOU THAT BACKUP WITHHOLDING HAS BEEN TERMINATED.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
11 SIGNATURES
                    ------------------------------ ----------------------------
                    Authorized Officer/Title       Signature/Date

                    ------------------------------ ----------------------------
                    Authorized Officer/Title       Signature/Date


                    NOTE: A CORPORATION, TRUST OR PARTNERSHIP MUST ALSO SUBMIT SUPPORTING DOCUMENTATION INDICATING THE NAMES AND TITLES OF OFFICERS AUTHORIZED TO ACT ON ITS BEHALF.


       CONSECO FUND GROUP P.O. BOX 8017 BOSTON, MA 02266-8017 800-986-3384

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





                       This page intentionally left blank.

                       This page intentionally left blank.

FOR MORE INFORMATION

--------------------------------------
For More Information
--------------------------------------

> More information on the Conseco Fund Group is available free upon request:

Shareholder Reports
Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their most recent fiscal year.

> Statement Of Additional Information (SAI)
The SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally considered part of) this prospectus. The SAI provides more details about each Fund and its policies.

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

>  To obtain a shareholder report, SAI, or other information:
   By Telephone
   Call 800-986-3384

   By Mail
   Conseco Fund Group
   Attn: Administrative Offices
   11815 N. Pennsylvania Street, BIC
   Carmel, IN 46032

   By Email
   ir@conseco.com

   On The Internet
   Text-only versions of the prospectuses and other documents pertaining to the Funds can be viewed online or downloaded from:

   SEC
   http://www.sec.gov

   Conseco Fund Group
   http://www.consecofunds.com

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's public reference room in Washington, DC (phone 800-SEC-0330). Or, you can obtain copies of this information by sending a request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009.



Registration Number: 811-07839

                       Statement of Additional Information

                               Conseco Fund Group

       Conseco Fixed Income Fund                         Conseco Balanced Fund

        Conseco High Yield Fund                            Conseco Equity Fund

 Conseco Convertible Securities Fund                         Conseco 20 Fund

                                 Class Y Shares

                                 March 12, 1999

This Statement of Additional Information ("SAI") is not a prospectus. It contains additional information about the Conseco Fund Group (the "Trust") and the seven series of the Trust: Conseco Fixed Income Fund, Conseco High Yield Fund, Conseco Convertible Securities Fund, Conseco Balanced Fund, Conseco Equity Fund and Conseco 20 Fund (each a "Fund" and collectively the "Funds"). It should be read in conjunction with the Funds' Class Y prospectus (the "Prospectus"), dated March 12, 1999. You may obtain a copy by contacting the Trust's Administrative Office, 11815 N. Pennsylvania Street, Carmel, Indiana 46032 or by phoning 800-986-3384.

                                TABLE OF CONTENTS

GENERAL INFORMATION...........................................................3


INVESTMENT RESTRICTIONS.......................................................3


INVESTMENT STRATEGIES.........................................................6


TEMPORARY DEFENSIVE POSTIONS.................................................10


PORTFOLIO TURNOVER...........................................................10


DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES..........................11


INVESTMENT PERFORMANCE.......................................................32


SECURITIES TRANSACTIONS......................................................35


MANAGEMENT...................................................................37


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................42


FUND EXPENSES................................................................43


DISTRIBUTION ARRANGEMENTS....................................................43


PURCHASE, REDEMPTION AND PRICING OF SHARES...................................44


INFORMATION ON CAPITALIZATION AND OTHER MATTERS..............................45


TAXES........................................................................46


FINANCIAL STATEMENTS.........................................................50


APPENDIX A SECURITIES RATINGS................................................51

GENERAL INFORMATION

The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a "series" type of mutual fund which issues seven separate series of shares, each of which represents a separate portfolio of investments. Each Fund offers four classes of shares. This SAI relates solely to Class Y shares of the Funds. Class A shares, Class B shares and Class C shares are offered to individual investors through a separate prospectus and SAI. Each class may have different expenses, which may affect performance.
Conseco Capital Management, Inc. (the "Adviser") serves as the Trust's investment adviser.

Prior to August 4, 1998, the Conseco Balanced Fund was known as the Conseco Asset Allocation Fund.

There is no assurance that any of the Funds will achieve its investment objective. The various Funds may be used independently or in combination.

INVESTMENT RESTRICTIONS

The Trust has adopted the following policies relating to the investment of assets of the Funds and its activities. These are fundamental policies and may not be changed without the approval of the holders of a "majority" of the outstanding shares of the affected Fund. Under the 1940 Act, the vote of such a "majority" means the vote of the holders of the lesser of (i) 67 percent of the shares or interests represented at a meeting at which more than 50 percent of the outstanding shares or interests are represented or (ii) more than 50 percent of the outstanding shares or interests. A change in policy affecting only one Fund may be effected with the approval of the holders of a majority of the outstanding shares of the Fund. Except for the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund.

Conseco Equity, Conseco Balanced and Conseco Fixed Income Funds

The Conseco Equity, Conseco Balanced and Conseco Fixed Income Funds may not (except as noted):

1.       Purchase   securities   on  margin,   except  that  Funds   engaged  in
         transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, and except that effecting short sales against the box will not be deemed to constitute a purchase of securities on margin;

2. Purchase or sell commodities or commodity contracts (which, for the purpose of this restriction, shall not include foreign currency futures or forward currency contracts), except: (a) any Fund may engage in interest rate futures contracts, stock index futures, futures contracts based on other financial instruments, and options on such futures contracts; and (b) Conseco Balanced Fund may engage in futures contracts on gold;

3. Borrow money or pledge, mortgage, or assign assets, except that a Fund may: (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter it will have an asset coverage of at least 300 percent; (b) enter into reverse repurchase agreements, options, futures, options on futures contracts, foreign currency futures contracts and forward currency contracts as described in the Prospectus and in this SAI. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for future contracts, and options on futures contracts and foreign currency futures and forward currency contracts will not be deemed to be pledges of a Fund's assets);

4.       Underwrite securities of other issuers;

5. With respect to 75% of a Fund's total assets, invest more than 5% of the value of its assets in the securities of any one issuer if thereafter the Fund in question would have more than 5% of its assets in the securities of any issuer or would own more than 10% of the outstanding voting securities of such issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

6. Invest in securities of a company for the purpose of exercising control or management;

7. Write, purchase or sell puts, calls or any combination thereof, except that the Funds may write listed covered or secured calls and puts and enter into closing purchase transactions with respect to such calls and puts if, after writing any such call or put, not more than 25% of the assets of the Fund are subject to covered or secured calls and puts, and except that the Funds may purchase calls and puts with a value of up to 5% of each such Fund's net assets;

8. Participate on a joint or a joint and several basis in any trading account in securities;

9. Invest in the securities of issuers in any one industry if thereafter more than 25% of the assets of the Fund in question would be invested in securities of issuers in that industry; investing in cash items, U.S. Government securities (as defined in the Prospectus), or repurchase agreements as to these securities, shall not be considered investments in an industry;

10. Purchase or sell real estate, except that it may purchase marketable securities which are issued by companies which invest in real estate or interests therein;

11. Make loans of its assets, except the Funds may enter into repurchase agreements and lend portfolio securities in an amount not to exceed 15% of the value of a Fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board of Trustees; or

12. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except as permitted herein and in Investment Restriction Nos. 1, 2 and 3. Obligations under interest rate swaps will not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements. Other good faith hedging transactions and similar investment strategies will also not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements and are structured consistent with current SEC interpretations.

Conseco High Yield, Conseco Convertible Securities and Conseco 20 Funds

The Conseco High Yield, Conseco Convertible Securities and Conseco 20 Funds may not (except as noted):

1. Purchase or sell commodities or commodity contracts except that a Fund may purchase or sell options, futures contracts, and options on futures contracts and may engage in interest rate and foreign currency transactions;

2. Borrow money, except that a Fund may: (a) borrow from banks, and (b) enter into reverse repurchase agreements, provided that (a) and (b) in combination do not exceed 33-1/3% of the value of its total assets
         (including the amount borrowed) less liabilities (other than borrowings); and except that a Fund may borrow from any person up to 5% of its total assets (not including the amount borrowed) for temporary purposes (but not for leverage or the purchase of investments);

3. Underwrite securities of other issuers except to the extent that a Fund may be deemed an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase or sale of portfolio securities;

4. With respect to 75% of the Conseco High Yield and the Conseco Convertible Securities Fund's total assets, purchase the securities of any issuer if (a) more than 5% of Fund's total assets would be invested in the securities of that issuer or (b) the Fund would own more than 10% of the outstanding voting securities of that issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

5. Purchase any security if thereafter 25% or more of the total assets of the Fund would be invested in securities of issuers having their principal business activities in the same industry; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

6. Purchase or sell real estate, except that a Fund may purchase securities which are issued by companies which invest in real estate or which are secured by real estate or interests therein;

7. Make loans of its assets if, as a result, more than 33-1/3% of the Fund's total assets would be lent to other parties except through (a) entering into repurchase agreements and (b) purchasing debt instruments; or

8.       Issue any senior security, except as permitted under the 1940 Act.

Nonfundamental Investment Restrictions

The following restrictions are designated as nonfundamental with respect to the Conseco Equity and Conseco Fixed Income Funds and may be changed by the Trust's Board of Trustees ("Board") without shareholder approval.

The Conseco Equity and Conseco Fixed Income Funds may not (except as noted):

1. With respect to in excess of 15% of a Fund's assets, sell securities short, except that each Fund may, without limit, make short sales against the box.

2. Purchase any below investment grade security if as a result more than 35% of the Fund's assets would be invested in below investment grade securities.

The following restrictions are designated as non-fundamental with respect to the Conseco Balanced Fund and may be changed by the Board without shareholder approval.

The Conseco Balanced Fund may not:

1. With respect to in excess of 15% of the Fund's assets, sell securities short, except that the Fund may, without limit, make short sales against the box.

2. Purchase any below investment grade security if as a result more than 35% of the Fund's assets would be invested in below investment grade securities.

3.       Invest less than 25% of the Fund's assets in debt securities.

The following restrictions are designated as nonfundamental with respect to the Conseco High Yield, Conseco Convertible Securities and Conseco 20 Funds and may be changed by the Board without shareholder approval.

The Conseco High Yield, Conseco Convertible Securities and Conseco 20 Funds may not (except as noted):

1. Sell securities short in an amount exceeding 15% of its assets, except that a Fund may, without limit, make short sales against the box. Transactions in options, futures, options on futures and other derivative instruments shall not constitute selling securities short;

2. Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions and except that margin deposits in connection with transactions in options, futures, options on futures and other derivative instruments shall not constitute a purchase of securities on margin; or

3. Make loans of its assets, except that a Fund may enter into repurchase agreements and purchase debt instruments as set forth in its fundamental policy on lending and may lend portfolio securities in an amount not to exceed 33 1/3% of the value of the Fund's total assets.

INVESTMENT STRATEGIES

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the Conseco Fixed Income Fund may:

o Invest in debt securities which the Adviser believes offer higher capital appreciation potential. Such investments would be in addition to that portion of the Fund which may be invested in common stocks and other types of equity securities.

o Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the Conseco High Yield Fund may:

o Invest in below investment grade securities which include corporate debt securities and preferred stock, convertible securities, zero coupon securities, other deferred interest securities, mortgage-backed securities and asset-backed securities. The Fund may invest in securities rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's ("S&P"), securities comparably rated by another national statistical rating organization ("NRSRO"), or unrated securities of equivalent quality. Such obligations are highly speculative and may be in default or in danger of default as to principal and interest.

o Invest in high yield municipal securities. The interest on the municipal securities in which the Fund invests typically is not exempt from federal income tax. The Fund's remaining assets may be held in cash, money market instruments, or securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities, or may be invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the Fund or are acquired as part of a unit consisting of a combination of fixed income securities and equity investments. Such remaining assets may also be invested in investment grade debt securities, including municipal securities.

o    Invest in zero coupon securities and payment-in-kind securities.

o Invest in equity and debt securities of foreign issuers, including issuers based in emerging markets. As a non-fundamental policy, the Fund may invest up to 50% of its total assets (measured at the time of investment) in foreign securities; however, the Fund presently does not intend to invest more than 25% of its total assets in such securities. In addition, the Fund presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for further information.

o Invest in private placements, securities traded pursuant to Rule 144A under the 1933 Act (Rule 144A permits qualified institutional buyers to trade certain securities even though they are not registered under the 1933 Act), or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Adviser to be liquid under guidelines adopted by the Board. As a matter of fundamental policy, the Fund will not (1) invest more than 5% of its total assets in any one issuer, except for U.S. Government securities or (2) invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry.

o Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objectives. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward foreign currency contracts ("forward contracts") and options on foreign currencies; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements, reverse repurchase agreements and dollar rolls; investing in when-issued or delayed delivery securities; selling securities short; and entering into swaps and other interest rate transactions. See "Description of Securities and Investment Techniques" below for further information.


In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the Conseco Convertible Securities Fund may:

o Invest in securities rated as low as CCC/Caa. See "Description of Securities and Investment Techniques" below. The Appendix to this SAI describes Moody's and S&P's rating categories.

o    Invest in zero coupon securities and payment-in-kind securities.

o As a non-fundamental policy, invest up to 50% of its total assets (measured at the time of investment) in foreign securities; however, the Fund presently does not intend to invest more than 25% of its total assets in such securities. Investments in foreign securities may involve risks in addition to those of U.S. investments. See "Foreign Securities" below for further information.

o Invest in private placements, securities traded pursuant to Rule 144A under the 1933 Act (Rule 144A permits qualified institutional buyers to trade certain securities even though they are not registered under the 1933 Act), or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Adviser to be liquid under guidelines adopted by the Board.

o Use investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective. Such strategies and techniques include, but are not limited to, writing call and put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing and writing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements, reverse repurchase agreements and dollar rolls; investing in when-issued or delayed delivery securities; selling securities short, and entering into swaps and other interest rate transactions. See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the Conseco Balanced Fund may:

o Invest in U.S. Government securities, intermediate and long-term debt securities and equity securities of domestic and foreign issuers, including common and preferred stocks, convertible debt securities, and warrants. As a non-fundamental policy, the Fund maintains at least 25% of the value of its assets in debt securities.

o Invest up to 10% of its total assets in the equity securities of companies exploring, mining, developing, producing, or distributing gold or other precious metals, if the Adviser believes that inflationary or monetary conditions warrant a significant investment in companies involved in precious metals.

o Invest in high yield, high risk below investment grade securities which are not believed to involve undue risk to income or principal. The Conseco Balanced Fund does not intend to invest more than 25% of its total assets (measured at the time of investment) in below investment grade securities. The lowest rating categories in which the Fund will invest are CCC/Caa. Securities in those categories are considered to be of poor standing and are predominantly speculative. For information about the risks associated with below investment grade securities, see "Description of Securities and Investment Techniques" below. The Fund may also invest in investment grade debt securities.

o    Invest in zero coupon securities and payment-in-kind securities.

o Invest in equity and debt securities of foreign issuers, including non-U.S. dollar-denominated securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. As a non-fundamental operating policy, the Fund will not invest more than 50% of its total assets (measured at the time of investment) in foreign securities. See "Description of Securities and Investment Techniques" below for further information.

o Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; purchasing foreign securities; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" below for further information.

o In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the Conseco Equity Fund may:

o Use a variety of investment techniques and strategies including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; borrowing from banks to purchase securities; purchasing foreign securities in the form of American Depository Receipts ("ADRs"); purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" below further information.

o Invest up to 5% of its assets in below investment grade securities. The Fund will not invest in rated fixed income securities which are rated below CCC/Caa. See "Appendix A" to this SAI for further discussion regarding securities ratings. For information about the risks associated with below investment grade securities, see "Description of Securities and Investment Techniques" below.

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the Conseco 20 Fund may:


o Invest in preferred stocks, convertible securities, and warrants, and in debt obligations when the Adviser believes that they are more attractive than stocks on a long-term basis. The debt obligations in which it invests will be primarily investment grade debt securities, U.S. Government securities, or short-term debt securities. However, the Fund may invest up to 5% of its total assets in below investment grade securities.

o Invest up to 25% of its total assets in equity and debt securities of foreign issuers. The Fund presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for more information.

o Use a variety of investment techniques and strategies, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" below for further information.


TEMPORARY DEFENSIVE POSTIONS

When unusual market or other conditions warrant, a Fund may temporarily depart from its investment objective. In assuming a temporary defensive position, each Fund may make investments as follow:

Conseco High Yield Fund may invest in money market instruments without limit.

Conseco Balanced Fund may invest in money market instruments without limit.

Conseco Equity Fund may invest in money market instruments without limit.

Conseco 20 Fund may invest without limit in short-term debt securities and cash and money market instruments.

Portfolio Turnover

The Funds do not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving their respective objectives. Because the Adviser's active management style, our Funds generally have a higher portfolio turnover than other funds and therefore, may have higher taxable distributions and increased trading costs which may impact performance. The following is a list of the Funds' portfolio turnover rates for the fiscal year ended December 31, 1997 and 1998:

--------------------------------------------------------------------------------
                                                           Year Ended
--------------------------------------------------------------------------------
FUND NAME:                                                    1997       1998
----------------------------------------------------------   -------    -------
Conseco Fixed Income Fund                                    367.82%    420.83%
----------------------------------------------------------   -------    -------
Conseco High Yield Fund*                                       n/a      432.08%
----------------------------------------------------------   -------    -------
Conseco Convertible Securities Fund*                           n/a       12.95%
----------------------------------------------------------   -------    -------
Conseco Balanced Fund                                        506.64%    341.20%
----------------------------------------------------------   -------    -------
Conseco Equity Fund                                          199.12%    350.13%
----------------------------------------------------------   -------    -------
Conseco 20 Fund*                                               n/a      411.71%
----------------------------------------------------------   -------    -------

     *Because these Funds' inception dates were in 1998, there is no portfolio turnover rate for 1997.

Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in realized short-term capital gains or losses.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The different types of securities and investment techniques common to one or more Funds all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates. The investments and investment techniques common to one or more Funds and their risks are described in greater detail below.

The following discussion describes in greater detail different types of securities and investment techniques used by the Funds, as well as the risks associated with such securities and techniques.

SMALL AND MEDIUM CAPITALIZATION COMPANIES

The Conseco 20 Fund may invest a substantial portion of its assets in securities issued by small- and mid-cap companies. The Conseco Convertible Securities, Conseco Balanced and Conseco Equity Funds also may invest in small- and mid-cap companies. While these companies generally have potential for rapid growth, investments in such companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies may lack the management experience, financial resources, product diversification, and competitive strengths of companies with larger market capitalizations. In addition, in many instances the securities of small- and mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, these securities may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small- and mid-cap company securities. As a result, an investment in any of these Funds may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for these Funds than in a fund that invests in larger, more established companies.

Preferred Stock

Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

U.S. Government Securities and Securities of International Organizations

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.

Securities issued by international organizations, such as Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the "World Bank"), are not U.S. Government
securities. These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.

Debt Securities

The Funds may invest in U.S. dollar-denominated corporate debt securities of domestic issuers, and all of the Funds except the Conseco Equity Fund may invest in debt securities of foreign issuers that may or may not be U.S. dollar-denominated.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debt securities rated BBB or Baa, which are considered medium-grade debt securities, generally have some speculative characteristics. A debt security will be placed in this rating category when interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any debt security, and particularly those rated BBB or Baa (or below), may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common stock (see "Convertible Securities" below), or may be bought as part of a unit containing common stock. A debt security may be subject to redemption at the option of the issuer at a price set in the security's governing instrument.

In selecting corporate debt securities for the Funds, the Adviser reviews and monitors the creditworthiness of each issuer and issue. The Adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

Below Investment Grade Securities

         IN GENERAL. The Funds may invest in below investment grade securities. Below investment grade securities (also referred to as "high yield securities") are securities rated BB+ or lower by S&P or Ba1 or lower by Moody's, securities comparably rated by another NRSRO, or unrated securities of equivalent quality. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Below investment grade securities are deemed by rating agencies to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Subsequent to purchase by a Fund (except the Conseco High Yield Fund), an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, the Fund will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that its holdings do not exceed the permissible amount as set forth in the Prospectus and this SAI.

         EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

         PAYMENT EXPECTATIONS. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

         CREDIT RATINGS. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of a Fund's investment objective may be more dependent on the Adviser's own credit analysis than is the case for higher rated securities. Although the Adviser considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Adviser performs research and independently assesses the value of particular securities relative to the market. The Adviser's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer's responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Adviser buys and sells debt securities principally in response to its evaluation of an issuer's continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

         LIQUIDITY AND VALUATION. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Fund's ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Adviser. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

CONVERTIBLE SECURITIES

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which could have an adverse effect on a Fund's ability to achieve its investment objective.

ASSET-BACKED SECURITIES

Asset-backed securities represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. These assets are generally held by a trust. Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. Other asset-backed securities may be developed in the future.

MORTGAGE-BACKED SECURITIES

The Funds may invest in mortgage-backed securities. Mortgage-backed securities are interests in "pools" of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities," below). These Funds may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations," below), and in other types of mortgage-related securities. The Conseco 20 Fund presently does not intend to invest more than 5% of its assets in mortgage-backed securities.

         MORTGAGE PASS-THROUGH SECURITIES. These are securities representing interests in pools of mortgages in which periodic payments of both interest and principal on the securities are made by "passing through" periodic payments made by the individual borrowers on the residential mortgage loans underlying such securities (net of fees paid to the issuer or guarantor of the securities and possibly other costs). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae ("FNMA") or Freddie Mac ("FHLMC")). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

         GNMA CERTIFICATES. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. As a result, GNMA certificates are considered to have a low risk of default, although they are subject to the same market risk as comparable debt securities. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages may be purchased at any time prior to maturity, will be subject to normal principal amortization, and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

         FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in pools of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC certificates, which represent interests in a trust funded with FNMA certificates. REMIC certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. Government.

FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

         COLLATERALIZED MORTGAGE OBLIGATIONS AND MORTGAGE-BACKED BONDS. Mortgage-backed securities may be issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders on the same schedule as they are received, although not necessarily on a pro rata basis. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss. If new types of mortgage-related securities are developed and offered to investors, investments in such securities will be considered.

         STRIPPED MORTGAGE-BACKED SECURITIES. The Conseco High Yield Fund may invest in stripped mortgage-backed securities, which are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Fund may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as "IOs") or only the principal portion of the underlying mortgage pools (commonly referred to as "POs"). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality. Most IOs and POs are regarded as illiquid and will be included in the Fund's limit on illiquid securities.

         RISKS OF MORTGAGE-BACKED SECURITIES. Mortgage pass-through securities, such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities, such as CMOs issued by various financial institutions and IOs and POs, are subject to early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure). Prepayment rates vary widely and may be affected by changes in market interest rates and other economic trends and factors. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the securities. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

ZERO COUPON BONDS

The Conseco High Yield, Conseco Convertible Securities, Conseco Balanced and Conseco 20 Funds may invest in zero coupon securities. Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value. Like other debt securities, the market price can reflect a premium or discount, in addition to the original issue discount, reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The original issue discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity (or the first interest payment date) at a rate of interest reflecting the market rate at the time of issuance. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

The original issue discount on zero coupon bonds must be included in a Fund's income ratably as it accrues. Accordingly, to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Such sales could occur at a time which would be disadvantageous to a Fund and when the Fund would not otherwise choose to dispose of the assets.

PAY-IN-KIND BONDS

The Conseco High Yield, Conseco Convertible Securities and Conseco Balanced Funds may invest in pay-in-kind bonds. These bonds pay "interest" through the issuance of additional bonds, thereby adding debt to the issuer's balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and the Fund may obtain no return at all on its investment if the issuer defaults.

The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. To avoid liability for federal income and excise taxes, a Fund most likely will be required to distribute income accrued with respect to these securities, even though the Fund has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

TRUST ORIGINATED PREFERRED SECURITIES

The Conseco High Yield and Conseco Convertible Securities Funds may invest in trust originated preferred securities, a relatively new type of security issued by financial institutions such as banks and insurance companies and other issuers. Trust originated preferred securities represent interests in a trust formed by the issuer. The trust sells preferred shares and invests the proceeds in notes issued by the same entity. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Issuers of the notes currently enjoy favorable tax treatment. If the tax characterization of these securities were to change adversely, they could be redeemed by the issuers, which could result in a loss to a Fund. In addition, some trust originated preferred securities are available only to qualified institutional buyers under Rule 144A.

LOAN PARTICIPATIONS AND ASSIGNMENTS

The Conseco High Yield and Conseco Convertible Securities Funds may invest in loan participations or assignments. In purchasing a loan participation or assignment, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Both the lending bank and the borrower may be deemed to be "issuers" of a loan participation. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and a Fund will be exposed to a risk of loss if the borrower defaults. There is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Loan participations may also be purchased by a Fund when the borrowing company is already in default. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where a Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral. This involves certain risks to the Fund as a property owner.

In purchasing a loan participation, a Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, a Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank's creditors. A Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties. Many of the interests in loans purchased by a Fund will be illiquid and therefore subject to the Fund's limit on illiquid investments.

EURODOLLAR AND YANKEEDOLLAR OBLIGATIONS

Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

COLLATERALIZED BOND OBLIGATIONS

A collateralized bond obligation ("CBO") is a type of asset-backed security. Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed income securities. The pool of high yield securities is separated into "tiers" representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (i.e. money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.

FOREIGN SECURITIES

These securities may be U.S. dollar denominated or non-U.S. dollar denominated. Foreign securities include securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof.

Investments in foreign securities may offer unique potential benefits such as substantial growth in industries not yet developed in the particular country. Such investments also permit a Fund to invest in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that may not move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, and the possible imposition of exchange controls or other foreign governmental laws or restrictions on foreign investments or repatriation of capital. In addition, with respect to certain countries, there is the possibility of nationalization or expropriation of assets; confiscatory taxation; political, social or financial instability; and war or other diplomatic developments that could adversely affect investments in those countries. Since a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. A Fund generally will incur costs in connection with conversion between various currencies.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs, custodial fees and management costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve longer time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All of the foregoing risks may be intensified in emerging markets.

Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Fund or its investors in all cases.

ADRs are certificates issued by a U.S. bank or trust company representing an interest in securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities. The Funds may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. European Depositary Receipts ("EDRs") are certificates issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. EDRs are designed for use in European securities markets.

RESTRICTED SECURITIES, RULE 144A SECURITIES AND ILLIQUID SECURITIES

The Funds may invest in restricted securities, such as private placements, and in Rule 144A securities. Once acquired, restricted securities may be sold by a Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. If sold in a privately negotiated transaction, a Fund may have difficulty finding a buyer and may be required to sell at a price that is less than it had anticipated. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Restricted securities are generally considered illiquid.

Rule 144A securities, although not registered, may be resold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. The Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid.

A Fund may not invest in any security if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

New issues of certain debt securities are often offered on a when-issued or delayed delivery basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The settlement dates of these transactions may be a month or more after entering into the transaction. A Fund bears the risk that, on the settlement date, the market value of the securities may be lower than the purchase price. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. At the time a Fund makes a commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of such securities each day in determining the Fund's net asset value. However, a Fund will not accrue any income on these securities prior to delivery. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring instruments consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting when-issued and delayed delivery transactions, cash or liquid securities in an amount sufficient to make payment for the obligations to be purchased will be segregated at the trade date and maintained until the transaction has been settled. A Fund may dispose of these securities before the issuance thereof. However, absent extraordinary circumstances not presently foreseen, it is each Fund's policy not to divest itself of its right to acquire these securities prior to the settlement date thereof.

VARIABLE AND FLOATING RATE SECURITIES

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year.

BANKING AND SAVINGS INDUSTRY OBLIGATIONS

Such obligations include certificates of deposit, time deposits, bankers' acceptances, and other short-
term debt obligations issued by commercial banks and savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Funds may each invest in obligations of foreign branches of domestic commercial banks and foreign banks; provided, however, that the Conseco Equity and Conseco Fixed Income Funds may invest in these types of instruments so long as they are U.S. dollar denominated. See "Foreign Securities" in the Prospectus for information regarding risks associated with investments in foreign securities.

The Funds will not invest in obligations issued by a commercial bank or S&L unless:

1. The bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or S&P, or, if the institution has no outstanding securities rated by Moody's or S&P, it has, in the determination of the Adviser, similar creditworthiness to institutions having outstanding securities so rated;

2.   In the case of a U.S. bank or S&L, its deposits are federally insured; and

3. In the case of a foreign bank, the security is, in the determination of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

COMMERCIAL PAPER

Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

REPURCHASE AGREEMENTS

Repurchase agreements permit a Fund to maintain liquidity and earn income over periods of time as short as overnight. In these transactions, a Fund purchases securities (the "underlying securities") from a broker or bank, which agrees to repurchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed upon return. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Fund would realize a loss. However, to minimize this risk, the Funds will enter into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the Board. No more than 15% of a Fund's assets may be subject to repurchase agreements maturing in more than seven days.

A repurchase transaction will be subject to guidelines approved by the Board. These guidelines require monitoring the creditworthiness of counterparties to repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis. Repurchase agreements maturing in more than seven days may be considered illiquid and may be subject to each Fund's limitation on investment in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS

A reverse repurchase agreement involves the temporary sale of a security by a Fund and its agreement to repurchase the instrument at a specified time at a higher price. Such agreements are short-term in nature. During the period before repurchase, the Fund continues to receive principal and interest payments on the securities.

In a mortgage dollar roll, a Fund sells a fixed income security for delivery in the current month and simultaneously contracts to repurchase a substantially similar security (same type, coupon and maturity) on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by any interest earned on the proceeds of the initial sale.

In accordance with regulatory requirements, a Fund will segregate cash or liquid securities whenever it enters into reverse repurchase agreements or mortgage dollar rolls. Such transactions may be considered to be borrowings for purposes of the Funds' fundamental policies concerning borrowings.

WARRANTS

The holder of a warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund would lose its entire investment in such warrant.

INTEREST RATE TRANSACTIONS

Each of these Funds may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Fund may also enter into these transactions to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as speculative investments.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines elements of buying a cap and selling a floor.

A Fund may enter into interest rate swaps, caps, floors, and collars on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such transactions on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap, floor, or collar will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the custodian.

A Fund will not enter into any interest rate transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one NRSRO at the time of entering into such transaction. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents. As a result, the swap market has become well established and provides a degree of liquidity.
Caps, floors and collars are more recent innovations which tend to be less liquid than swaps.

STEP DOWN PREFERRED SECURITIES

Step down perpetual preferred securities are issued by a real estate investment trust ("REIT") making a mortgage loan to a single borrower. The dividend rate paid by these securities is initially relatively high, but declines yearly. The securities are subject to call if the REIT suffers an unfavorable tax event, and to tender by the issuer's equity holder in the tenth year; both events could be on terms unfavorable to the holder of the preferred securities. The value of these securities will be affected by changes in the value of the underlying mortgage loan. The REIT is not diversified, and the value of the mortgaged property may not cover its obligations. Step down perpetual preferred securities are considered restricted securities under the 1933 Act.

FUTURES CONTRACTS

Each of these Funds may purchase and sell futures contracts solely for the purpose of hedging against the effect that changes in general market conditions, interest rates, and conditions affecting particular industries may have on the values of securities held by a Fund or which a Fund intends to purchase, and not for purposes of speculation. For information about foreign currency futures contracts, see "Foreign Currency Transactions" below.

         GENERAL DESCRIPTION OF FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for the underlying financial instruments, such contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument on the same delivery date. Where a Fund has sold a futures contract, if the offsetting price is more than the original futures contract purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.

         INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month at a price fixed in the contract.

The Funds may purchase and sell interest rate futures as a hedge against changes in interest rates that would adversely impact the value of debt instruments and other interest rate sensitive securities being held or to be purchased by a Fund. A Fund might employ a hedging strategy whereby it would purchase an interest rate futures contract when it intends to invest in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Fund would be substantially offset by the ability of the Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Fund could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Fund to give up income on its investment since long-term rates normally exceed short-term rates.

         STOCK INDEX FUTURES CONTRACTS (CONSECO CONVERTIBLE SECURITIES, CONSECO BALANCED, CONSECO EQUITY AND CONSECO 20 FUNDS). A stock index (for example, the Standard & Poor's 500 Composite Stock Price Index or the New York Stock Exchange Composite Index) assigns relative values to the common stocks included in the index and fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract was originally purchased or sold.

To the extent that changes in the value of a Fund correspond to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to the Fund of a market decline and, by so doing, provide an alternative to a liquidation of securities positions, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

I. When a sale of Fund securities at that time would appear to be disadvantageous in the long-term because such liquidation would:

A.       Forego possible appreciation,

B. Create a situation in which the securities would be difficult to repurchase, or

C.       Create substantial brokerage commissions;

II. When a liquidation of part of the investment portfolio has commenced or is contemplated, but there is, in the Adviser's determination, a substantial risk of a major price decline before liquidation can be completed; or

III.     To close out stock index futures purchase transactions.

Where the Adviser anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against the possibility of not participating in such advance at a time when a Fund is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

1. If the Fund is attempting to purchase equity positions in issues which it may have or is having difficulty purchasing at prices considered by the Adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the investment portfolio, or

2.       To close out stock index futures sales transactions.

         GOLD FUTURES CONTRACTS. Conseco Balanced Fund may enter into futures contracts on gold. A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When the Fund purchases a gold contract, it becomes obligated to take delivery and pay for the gold from the seller in accordance with the terms of the contract. When the Fund sells a gold futures contract, it becomes obligated to make delivery of the gold to the purchaser in accordance with the terms of the contract. The Fund will enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks. The Fund will not engage in these contracts for speculation or for achieving leverage. The hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

         OPTIONS ON FUTURES CONTRACTS. Each of the Funds may purchase options on futures contracts. Conseco Convertible Securities Fund may also write options on such contracts. When a Fund purchases a futures option, it acquires the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. In most cases, however, a Fund would close out its position before expiration by an offsetting purchase or sale.

The Funds may enter into options on futures contracts only in connection with hedging strategies. Generally, these strategies would be employed under the same market conditions in which a Fund would use put and call options on debt securities, as described in "Options on Securities" below.

         RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures and futures options for hedging purposes. While hedging transactions may protect a Fund against adverse movements in the general level of interest rates and economic conditions, such transactions could also preclude the Fund from the opportunity to benefit from favorable movements in the underlying securities. There can be no guarantee that the anticipated correlation between price movements in the hedging vehicle and in the portfolio securities being hedged will occur. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that the Fund's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures and futures options trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.


There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and without a significant trading history. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

To the extent that a fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the fund has entered into.

OPTIONS ON SECURITIES AND SECURITIES INDICES

The Funds may purchase put and call options on securities, and (except for the Conseco Fixed Income and Conseco High Yield Funds) put and call options on stock indices, at such times as the Adviser deems appropriate and consistent with a Fund's investment objective. The Conseco Convertible Securities Fund also may write call and put options, and each of the other Funds may write listed "covered" call and "secured" put options. Each Fund may enter into closing transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option.

         PURCHASING OPTIONS ON SECURITIES. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Fund would enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund would continue to receive interest income on such security.

A Fund may purchase call options on securities to protect against substantial increases in prices of securities which the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and transactional costs paid on the option which is sold.

         WRITING CALL AND PUT OPTIONS. In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, each Fund may write call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a call option writer may be assigned an exercise notice requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to protect partially against increases in the value of securities to be purchased, the Funds may write put options. During the option period, the writer of a put option may be assigned an exercise notice requiring the writer to purchase the underlying security at the exercise price.

The Funds (except Conseco Convertible Securities Fund) may write a call or put option only if the call option is "covered" or the put option is "secured" by the Fund. Under a covered call option, the Fund is obligated, as the writer of the option, to own the underlying securities subject to the option or hold a call at an equal or lower exercise price, for the same exercise period, and on the same securities as the written call. Under a secured put option, a Fund must maintain, in a segregated account with the Trust's custodian, cash or liquid securities with a value sufficient to meet its obligation as writer of the option. A put may also be secured if the Fund holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option by the same Fund. The Conseco Convertible Securities Fund may write call and put options that are not "covered" or "secured."

         OPTIONS ON SECURITIES INDICES. Call and put options on securities indices would be purchased or written by a Fund for the same purposes as the purchase or sale of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payment and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The purchase of such options may not enable a Fund to hedge effectively against stock market risk if they are not highly correlated with the value of its securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market, which cannot be done accurately in all cases.

         RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, and, as long as its obligation as a writer continues, has retained the risk of loss if the price of the underlying security declines. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.


There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund cannot effect a closing transaction, it will not be able to sell the underlying security or securities in a segregated account while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to options or their underlying securities, inadequacy of the facilities of national securities exchanges or The Options Clearing Corporation due to a high trading volume or other events, and a decision by one or more national securities exchanges to discontinue the trading of options or to impose restrictions on certain types of orders.

There also can be no assurance that a Fund would be able to liquidate an over-the-counter ("OTC") option at any time prior to expiration. In contrast to exchange-traded options where the clearing organization affiliated with the particular exchange on which the option is listed in effect guarantees completion of every exchange-traded option, OTC options are contracts between a Fund and a counter-party, with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it generally will be able to close out the option prior to its expiration only by entering into a closing transaction with the dealer from whom the Fund originally purchased the option.

Since option premiums paid or received by a Fund are small in relation to the market value of underlying investments, buying and selling put and call options offer large amounts of leverage. Thus, trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying securities.

         FOREIGN CURRENCY TRANSACTIONS (ALL FUNDS EXCEPT CONSECO FIXED INCOME AND CONSECO EQUITY FUNDS)

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund will purchase and sell such contracts for hedging purposes and not as an investment. A Fund will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates.

Except for the Conseco Convertible Securities Fund, a Fund will not (1) commit more than 15 percent of its total assets computed at market value at the time of commitment to foreign currency futures or forward currency contracts, or (2) enter into a foreign currency contract with a term of greater than one year. The Conseco Convertible Securities Fund will not commit more than 15 percent of its total assets computed at market value at the time of commitment to foreign currency futures or forward currency contracts, but it may enter into a foreign currency contract with a term of greater than one year.

Forward currency contracts are not traded on regulated commodities exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counter-party to the transaction.

There can be no assurance that a liquid market will exist when a Fund seeks to close out a foreign currency futures or forward currency position. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Although each Fund values its assets daily in U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, thereby incurring the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

OPTIONS  ON  FOREIGN  CURRENCIES   (CONSECO  HIGH  YIELD,   CONSECO  CONVERTIBLE
SECURITIES, CONSECO BALANCED AND CONSECO 20 FUNDS)

Each of these funds may invest in call and put options on foreign currencies. A fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. Dollar (or another currency) in relation to a foreign currency in which portfolio securities of the fund may be denominated. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. A fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

A Fund may employ hedging strategies with options on currencies before the Fund purchases a foreign security denominated in the hedged currency, during the period the Fund holds a foreign security, or between the day a foreign security is purchased or sold and the date on which payment therefor is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency increases relative to the U.S. dollar. The Funds will purchase options on foreign currencies only for hedging purposes and will not speculate in options on foreign currencies. The Funds may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will purchase only exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Fund cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the purchase or sale of the underlying assets.

SEGREGATION AND COVER FOR OPTIONS, FUTURES AND OTHER FINANCIAL INSTRUMENTS

The use of the financial instruments discussed above, i.e., interest rate transactions (including swaps, caps, floors and collars), futures contracts, options on future contacts, options on securities and securities indices, and forward contracts (collectively, "Financial Instruments"), may be subject to applicable regulations of the SEC, the several exchanges upon which they are traded, and/or the Commodity Futures Trading Commission ("CFTC").

Each Fund is required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). No Fund will enter into such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in a segregated account with its custodian in the prescribed amount as determined daily.

SECURITIES LENDING

The Funds may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, U.S. Government securities, and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. The Conseco High Yield, Conseco Convertible Securities and Conseco 20 Funds will not make such loans if, as a result, the aggregate amount of all outstanding securities loans would exceed 33 1/3% of the Fund's total assets. As a fundamental policy of the Conseco Fixed Income, Conseco Equity, and the Conseco Balanced Funds, such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans would exceed 15% of each Fund's total assets. A Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Funds seek to minimize this risk by making loans only to borrowers which are deemed by the Adviser, to be of good financial standing and that have been approved by the Board.

BORROWING

A Fund may borrow money from a bank, but only if immediately after each such borrowing and continuing thereafter the Fund would have asset coverage of 300 percent. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value. Leverage also creates interest expenses; if those expenses exceed the return on the transactions that the borrowings facilitate, a Fund will be in a worse position than if it had not borrowed. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Fund's shares. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of derivatives in connection with leverage may create the potential for significant losses. The Funds may pledge assets in connection with permitted borrowings. Each Fund may borrow an amount up to 33 1/3 % of its assets.

INVESTMENT IN SECURITIES OF OTHER INVESTMENT COMPANIES

Securities of other investment companies have the potential to appreciate as do any other securities, but tend to present less risk because their value is based on a diversified portfolio of investments. The 1940 Act expressly permits mutual funds to invest in other investment companies within prescribed limitations. An investment company generally may invest in other investment companies if at the time of such investment (1) it does not own more than 3 percent of the voting securities of any one investment company, (2) it does not invest more than 5 percent of its assets in any single investment company, and (3) its investment in all investment companies does not exceed 10 percent of assets.

Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country which permits direct foreign investment.

Investment companies in which the Funds may invest charge advisory and administrative fees and may also assess a sales load and/or distribution fees. Therefore, investors in a Fund that invests in other investment companies would indirectly bear costs associated with those investments as well as the costs associated with investing in the Fund. The percentage limitations described above significantly limit the costs a Fund may incur in connection with such investments.

SHORT SALES

The Funds may effect short sales. A short sale is a transaction in which a Fund sells a security in anticipation that the market price of the security will decline. A Fund may effect short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns or anticipates acquiring, or in similar securities, and (ii) to maintain flexibility in its holdings. In a short sale "against the box," at the time of sale the Fund owns the security it has sold short or has the immediate and unconditional right to acquire at no additional cost the identical security. Under applicable guidelines of the SEC staff, if a Fund engages in a short sale (other than a short sale against-the-box), it must put an appropriate amount of cash or liquid securities in a segregated account (not with the broker).

The effect of short selling on a Fund is similar to the effect of leverage. Short selling may exaggerate changes in a Fund's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Fund.

INVESTMENT PERFORMANCE

STANDARDIZED YIELD QUOTATIONS. Class Y shares of the Funds may advertise investment performance figures, including yield. The yield will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2 [((A-B)/CD)+1)6-1]

Where:
A = the  dividends  and  interest  earned  during the period.
B = the  expenses
    accrued for the period (net of reimbursements, if any).
C = the average daily number of shares outstanding during the period that were entitled to receive dividends. D = the maximum offering price (which is net asset value) per share on the last day of the period.

Based on the 30-day period ended December 31, 1998, the average yield for Class Y of the Conseco High Yield Fund was 8.85%.

Based on the 30-day period ended December 31, 1998, the average yield for Class Y of the Conseco Fixed Income Fund was 5.36%.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS. Class Y shares of the Funds may advertise its total return and its cumulative total return. The total return will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

P (1+T)n=ERV

Where:
P = a  hypothetical  initial  payment of $1,000.
T = the average  annual  total return.
n = the number of years.
ERV = the ending redeemable value at the end of the stated period of a hypothetical $1,000 payment made at the beginning of the stated period.

The cumulative total return will be based upon a stated period and will be computed by dividing the ending redeemable value of a hypothetical investment by the value of the initial investment (assuming reinvestment of all distributions).

Each investment performance figure will be carried to the nearest hundredth of one percent.

                              Average Total Returns
                         Periods Ended December 31,1998

--------------------------------------------------------------------------------
                 FUND                  ONE YEAR           PERIOD FROM INCEPTION
--------------------------------------------------------------------------------
Conseco Fixed Income                    8.32%                    18.27%
--------------------------------------------------------------------------------
Conseco High Yield                       N/A                      1.36%
--------------------------------------------------------------------------------
Conseco Convertible Securities*          N/A                       N/A
--------------------------------------------------------------------------------
Conseco Balanced                        12.90%                   33.07%
--------------------------------------------------------------------------------
Conseco Equity                          16.82%                   44.28%
--------------------------------------------------------------------------------
Conseco 20                               N/A                      2.84%
--------------------------------------------------------------------------------
*Because the Fund is new it does not have performance to report.

NON-STANDARDIZED PERFORMANCE. In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is required to be quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

GENERAL INFORMATION. From time to time, the Funds may advertise their performance compared to similar funds or types of investments using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. stock market.

The Standard & Poor's MidCap 400 Index consists of 400 domestic stocks of companies whose market capitalizations range from $201 million to $14.4 billion, with a median market capitalization of $2.1 billion.

The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 5,510 stocks listed on the NASDAQ Stock Market.

The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities and foreign targeted issues are not included in the Lehman Government Bond Index.

The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,900 bonds with a face value currently in excess of $3.5 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $100 million, have at least one year to maturity and be rated "BBB/Baa" or higher ("investment grade") by an NRSRO.

The Lehman Brothers Aggregate Bond Index is an index consisting of the securities listed in Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, and the Lehman Brothers Asset-Backed Securities Index. The Government/Corporate Bond Index is described above. The Mortgage-Backed Securities Index consists of 15 and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC and FNMA (excluding buydowns, manufactured homes and graduated equity mortgages). The Asset-Backed Securities Index consists of credit card, auto and home equity loans (excluding subordinated tranches) with an average life of one year.

The Morgan Stanley Capital International Europe, Australasia, Far East Index, also known as the EAFE Index, is an unmanaged index of common stock prices of more than 1,100 companies from Europe, Australia and the Far East translated into U.S. dollars.

The  Merrill  Lynch  Convertible  Securities  Index is a  market  capitalization weighted index of over 450 non-mandatory domestic corporate convertible securities, representing approximately 95% of the total outstanding market value of U.S. convertible securities. To be included in the index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $500 million.

The Boston Convertible Securities Index is a market capitalization weighted index of over 250 convertible bonds and preferred stocks rated B- or above. To be included in the index, convertible bonds must have an original par value of at least $50 million and preferred stocks must have a minimum of 500,000 shares outstanding. The index also includes U.S. dollar-denominated Eurobonds that have been issued by U.S. domiciled companies, are rated B- or above, and have an original par value of at least $100 million.

Each index includes income and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

In addition, from time to time in reports and promotions (1) a Fund's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services and Morningstar, Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives, and assets; or (b) other financial or business publications, such as Business Week, Money

Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in a Fund; (3) other statistics such as GNP and net import and export figures derived from governmental publications, e.g., The Survey of Current Business or statistics derived by other independent parties, e.g., the Investment Company Institute, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of a Fund's performance; and (5) the sectors or industries in which a Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

SECURITIES TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for these Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. A substantial majority of a Fund's portfolio transactions in fixed income securities will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by a Fund. In certain instances, the Adviser may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker-dealer to execute a particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of the order and the difficulty of execution; and the size of contribution of the broker-dealer to the investment performance of a Fund on a continuing basis. Broker-dealers may be selected who provide brokerage and/or research services to these Funds and/or other accounts over which the Adviser exercises investment discretion. Such services may include furnishing advice concerning the value of securities (including providing quotations as to securities), the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody, or required in connection therewith.

Subject to the Conduct Rules of the NASD and to obtaining best prices and executions, the Adviser may select brokers who provide research or other services or who sell shares of the Funds to effect portfolio transactions. The Adviser may also select an affiliated broker to execute transactions for the Funds, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

The Adviser shall not be deemed to have acted unlawfully, or to have breached any duty created by a Fund's Investment Advisory Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The Adviser allocates orders placed by it on behalf of these Funds in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to a Fund indicating the broker-dealers to whom such allocations have been made and the basis therefor.

The receipt of research from broker-dealers may be useful to the Adviser in rendering investment management services to these Funds and/or the Adviser's other clients; conversely, information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to these Funds. The receipt of such research will not be substituted for the independent research of the Adviser. It does enable the Adviser to reduce costs to less than those which would have been required to develop comparable information through its own staff. The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions.

For the fiscal years ended December 31, 1997 and 1998, the following brokerage commissions were paid by the Funds:

Fund                                     1997                      1998
----                                     ----                      ----

Conseco Fixed Income                     $       0              $        0

Conseco High Yield*                      N/A                    $        0

Conseco Convertible                      N/A                    $    8,567

Securities +

Conseco Balanced                         $  37,658              $  107,448

Conseco Equity                           $ 215,359              $  624,839

Conseco 20*                              N/A                    $  255,305

* The Conseco High Yield and Conseco 20 Funds commenced operations on January 1, 1998. + The Conseco Convertible Securities Fund commenced operations on September 28, 1998. The amount listed is for the fiscal period beginning September 28, 1998.

During the fiscal year ended December 31, 1997 and December 31, 1998, no Fund paid commissions to any affiliated brokers.

During the fiscal year ended December 31, 1998, the Fixed Income, Balanced and Convertible Securities Funds acquired the securities of its "regular brokers or dealers" (as defined in the 1940 Act) ("Regular B/Ds") as follows: Lehman Brothers Holdings, Inc., Paine Webber Group, Salomon, Smith Barney, Inc., J.P. Morgan Securities, and Merrill Lynch.

Additionally, at December 31, 1998, the following Funds held the securities of its Regular B/Ds with an aggregate value as follows:

         Conseco Fixed Income:

         Lehman Brothers Holdings, Inc.             $1,297, 098

         Paine Webber Group                          $  215,576

         Salomon, Smith Barney Inc.                  $  102,455

         J.P. Morgan Securities                      $  426,234


         Conseco Balanced:

         Lehman Brothers Holdings, Inc.              $  629,177


         Conseco Convertible Securities:

         Merrill Lynch                               $1,142,500

Orders on behalf of these Funds may be bunched with orders on behalf of other clients of the Adviser. It is the Adviser's policy that, to the extent practicable, all clients with similar investment objectives and guidelines be treated fairly and equitably in the allocation of securities trades.

The Board periodically reviews the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Trust.

MANAGEMENT

THE ADVISER

The Adviser provides investment advice and, in general, supervises the Trust's management and investment program, furnishes office space, prepares reports for the Funds, and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser. Each Fund pays all other expenses incurred in the operation of the Fund, including fees and expenses of unaffiliated Trustees of the Trust.

The Adviser is a wholly owned subsidiary of Conseco, Inc. ("Conseco"), a publicly-owned financial services company, the principal operations of which are in development, marketing and administration of specialized annuity, life and health insurance products. Conseco's offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032. The Adviser manages and serves as sub-adviser to other registered investment companies and manages the invested assets of Conseco, which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to the Conseco companies and affiliates. The Adviser also manages foundations, endowments, public and corporate pension plans, and private client accounts. As of December 31, 1998, the Adviser managed in excess of $35.3 billion in assets.

The Investment Advisory Agreements, dated March 28, 1997, between the Adviser and the Conseco Equity Fund, Conseco Balanced Fund and Conseco Fixed Income Fund, and the Investment Advisory Agreement dated December 31, 1997 between the Adviser and the Conseco High Yield Fund, Conseco Convertible Securities Fund and Conseco 20 Fund (the agreement was approved with respect to the

Conseco Convertible Securities Fund on May 14, 1997), provide that the Adviser shall not be liable for any error in judgment or mistake of law or for any loss suffered by a Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the Adviser. The Agreements provide that the Adviser is not protected against any liability to a Fund or its security holders for which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Agreements or the violation of any applicable law.

Under the terms of the Investment Advisory Agreements, the Adviser has contracted to receive an investment advisory fee equal to an annual rate of 0.70% of the average daily net asset value of the Conseco Equity Fund, 0.70% of the average daily net asset value of the Conseco Balanced Fund, 0.45% of the average daily net asset value of the Conseco Fixed Income Fund, 0.70% of the average daily net asset value of the Conseco High Yield Fund, 0.70% of the average daily net asset value of the Conseco 20 Fund and 0.85% of the average daily net asset value of the Conseco Convertible Securities Fund.

Pursuant to a contractual arrangement with the Trust, the Adviser, along with the Funds' administrator and distributor, has agreed to waive fees and/or reimburse expenses through April 30, 2000, so that annual operating expenses of the Funds are limited to the following net expenses:

                                  Net Expenses

                   Fund                                Class Y Shares
                   ----                                --------------

Conseco Fixed Income                                         .60%
Conseco High Yield                                           .90%
Conseco Convertible Securities                             1.05%
Conseco Balanced                                           1.00%
Conseco Equity                                             1.00%
Conseco 20                                                 1.25%

This Arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses.

                                Advisory Fees Accrued  Amount Reimbursed/Waived
Fund                              Fiscal Year Ended        Fiscal Year Ended
                                    December 31*             December 31*
                                    ------------             ------------
                                    1997       1998        1997        1998
                                    -----      ----        ----        ----
Conseco Fixed Income             $ 58,632     146,274    $141,110    $146,274
Conseco High Yield                    N/A     145,966         N/A     145,966
Conseco Convertible                   N/A      55,482         N/A     $38,398
Securities+
Conseco Balanced                 $ 63,605     166,164    $125,654    $166,164
Conseco Equity                   $286,410     534,249    $ 96,817    $375,909
Conseco 20                            N/A     166,646         N/A     $98,505
+The Convertible Securities Fund commenced operations on September 28, 1998

Each Fund may receive credits from its custodian based on cash held by the Fund at the custodian. These credits may be used to reduce the custody fees payable by the Fund. In that case, the Adviser's (and, other affiliates') agreement to waive fees or reimburse expenses will be applied only after the

Fund's custody fees have been reduced or eliminated by the use of such credits.

OTHER SERVICE PROVIDERS

The Administrator. Conseco Services, LLC (the "Administrator") is a wholly owned subsidiary of Conseco, and receives compensation from the Trust pursuant to an Administration Agreement dated January 2, 1997 and amended December 31, 1997. The Administration Agreement was approved with respect to the Conseco Convertible Securities Fund on May 14, 1998. Under that agreement, the Administrator supervises the overall administration of the Funds. These administrative services include supervising the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities.

For providing these services, the Administrator receives a fee from each of the Funds of .20% per annum of its average daily net assets. Pursuant to the Administration Agreement, the Administrator reserves the right to employ one or more sub-administrators to perform administrative services for the Funds. The Bank of New York performs certain administrative services for each of the Funds, pursuant to agreements with the Administrator. See "The Adviser" above regarding the Administrator's contractual arrangement to waive its fees and/or reimburse Fund expenses.

For the fiscal year ended December 31, 1998, the following administration fees were accrued:

--------------------------------------------------------------------------------
                                  Fund                              Fees Paid
--------------------------------------------------------------------------------
                Conseco Fixed Income                               $  65,007
--------------------------------------------------------------------------------
                Conseco High Yield                                 $  41,707
--------------------------------------------------------------------------------
                Conseco Convertible Securities                     $  13,055
--------------------------------------------------------------------------------
                Conseco Balanced                                   $  47,477
--------------------------------------------------------------------------------
                Conseco Equity                                     $ 152,515
--------------------------------------------------------------------------------
                Conseco 20                                         $  47,614
--------------------------------------------------------------------------------

CUSTODIAN. The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826, serves as custodian of the assets of each Fund.

TRANSFER AGENCY SERVICES. State Street Bank and Trust Company is the transfer agent for each Fund.

INDEPENDENT ACCOUNTANTS/AUDITORS. PricewaterhouseCoopers LLP, 2900 One American Square, Box 82002, Indianapolis, Indiana 46282-0002 serves as the Trust's independent accountant

Trustees and Officers of the Trust

The Trustees of the Trust decide upon matters of general policy for the Trust. In addition, the Trustees review the actions of the Adviser, as set forth in "Management." The Trust's officers supervise the daily business operations of the Trust. The Trustees and officers of the Trust, their affiliations, if any, with the Adviser and their principal occupations are set forth below.


   NAME, ADDRESS                  POSITION HELD                    PRINCIPAL OCCUPATION(S)
      AND AGE                      WITH TRUST                        DURING PAST 5 YEARS
  ---------------                  ----------                        -------------------

William P. Daves, Jr. (73)     Chairman of the Board,   Consultant to insurance and healthcare
5723 Trail Meadow              Trustee                  industries. Director, President and Chief
Dallas, TX 75230                                        Executive Officer, FFG Insurance Co. Chairman of
                                                        the Board and Trustee of other mutual funds
                                                        managed by the Adviser.

Maxwell E. Bublitz* (43)       President and Trustee    Chartered Financial Analyst. President and
11825 N. Pennsylvania St.                               Director, Adviser. Previously,
Carmel, IN 46032                                        Senior Vice President, Adviser.  President and
                                                        Trustee of other mutual funds managed by the Adviser.

Gregory J. Hahn* (38)          Vice President for       Chartered Financial Analyst. Senior Vice
11825 N. Pennsylvania St.      Investments and Trustee  President, Adviser. Portfolio Manager of the
Carmel, IN 46032                                        fixed income portion of Balanced and Fixed Income
                                                        Funds.  Trustee and portfolio manager of other
                                                        mutual funds managed by the Adviser.

Harold W. Hartley (75)         Trustee                  Retired. Chartered Financial Analyst. Previously,
317 Peppard Drive, S.W.                                 Executive Vice President, Tenneco Financial
Ft. Myers Beach, Fl 33913                               Services, Inc.  Trustee of other mutual funds
                                                        managed by the Adviser.  Director, Ennis Business
                                                        Forms, Inc.

Dr. R. Jan LeCroy (68)         Trustee                  Retired.  President, Dallas Citizens Council.
841 Liberty                                             Trustee of other mutual funds managed by the
Dallas, TX 75204                                        Adviser.  Director, Southwest Securities Group,
                                                        Inc.

Dr. Jesse H. Parrish (71)      Trustee                  Former President, Midland College. Higher
2805 Sentinel                                           Education Consultant.  Trustee of other mutual
Midland, TX 79701                                       funds managed by the Adviser.



   NAME, ADDRESS                  POSITION HELD                    PRINCIPAL OCCUPATION(S)
      AND AGE                      WITH TRUST                        DURING PAST 5 YEARS
  ---------------                  ----------                        -------------------
William P. Kovacs (53)         Vice President and       Vice President, Senior Counsel, Secretary, Chief
11825 N. Pennsylvania St.      Secretary                Compliance Officer and Director of Adviser.  Vice
Carmel, IN 46032                                        President, Senior Counsel, Secretary and
                                                        Director, Conseco Equity Sales, Inc. Vice
                                                        President and Secretary of other mutual funds
                                                        managed by the Adviser.  Previously, Associate
                                                        Counsel, Vice President and Assistant Secretary,
                                                        Kemper Financial Services, Inc. (1989-1996);
                                                        previous to Of Counsel, Rudnick & Wolfe
                                                        (1997-1998); previous to Of Counsel, Shefsky &
                                                        Froelich (1998).

James S. Adams (39)            Treasurer                Senior Vice President, Bankers National, Great
11815 N. Pennsylvania St.                               American Reserve.  Senior Vice President,
Carmel, IN 46032                                        Treasurer, and Director, Conseco Equity Sales,
                                                        Inc. Senior Vice President and Treasurer, Conseco
                                                        Services, LLC.  Treasurer of other mutual funds
                                                        managed by the Adviser.

William T. Devanney, Jr. (43)  Vice President,          Senior Vice President, Corporate Taxes,
11815 N. Pennsylvania St.      Corporate Taxes          Bankers National and Great American
Carmel, IN 46032                                        Reserve.  Senior Vice President,
                                                        Corporate Taxes, Conseco Equity Sales,
                                                        Inc. and Conseco Services LLC.  Vice
                                                        President of other mutual funds
                                                        managed by the Adviser.

David N. Walthall (53)         Trustee                  Principal, Walthall Asset Management. Former,
1 Galleria Tower, Suite 1050                            President, Chief Executive Officer and Director
13355 Noel Road                                         of Lyrick Corporation, Formerly, President and CEO
Dallas, TX 75240                                        Heritage Media Corporation Formerly, Director,
                                                        Eagle National Bank. Trustee of other mutual
                                                        funds managed by the Adviser.


------------------
         * The Trustee so indicated is an "interested person," as defined in the
1940 Act, of the Trust due to the positions  indicated  with the Adviser and its affiliates.


The following table shows the compensation of each disinterested Trustee for the fiscal year ending December 31, 1998.

                               COMPENSATION TABLE

                             Aggregate Compensation   Total Compensation from
                                 from the Trust      Investment Companies in the
Name of Person, Position            Trustees           Trust Complex Paid to
------------------------            --------           ---------------------


William P. Daves, Jr               $ 9,000                    $26,000
                                                    (1 other investment company)


Harold W. Hartley                  $ 9,000                    $26,000
                                                    (1 other investment company)

Dr. R. Jan LeCroy                  $ 9,000                    $26,000
                                                    (1 other investment company)

Dr. Jesse H. Parrish               $ 9,000                    $26,000
                                                    (1 other investment company)

David N. Walthall                  $ 6,000                    $ 8,000
                                                    (1 other investment company)

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 1, 1999, the following shareholders owned of record, or were known by a Fund to own beneficially, five percent or more of the outstanding shares of the Class Y shares of each Fund.


                                                                         Percent
Fund Name                      Name and Address                           Owned
---------                      ----------------                           -----

Conseco Fixed Income Fund      Conseco Save 401K Plan                     66.69%
Class Y                        11825 North Pennsylvania St.
                               Carmel, IN 46032-4555

                               National City Bank Indiana C/F             11.34%
                               Community Foundation of Boone
                               County
                               P.O. Box 94984
                               Cleveland, OH 44101-4984

                               Commerce Bank FBO                          19.59%
                               Banker University Endowment
                               Mutual Funds
                               8th and Grove
                               Baldwin City, KS 66006

Conseco High Yield Fund        Merrill Lynch, Pierce Fenner & Smith       92.01%
Class Y                        4800 Deer Lake Dr. E
                               Jacksonville, FL  32246-6484

Conseco Convertible            Conseco Capital Management, Inc.           86.80%
Securities Fund Class Y        11825 North Pennsylvania St.
                               Carmel, IN 46032-4555

Conseco Balanced Fund          Conseco Save 401K                          89.78%
Class Y                        11825 North Pennsylvania St
                               Carmel, IN 46032-4555

Conseco Equity Fund            Conseco Save 401K Plan/BNL                 82.96%
Class Y                        11825 N. Pennsylvania St.
                               Carmel, IN  46032-4555

Conseco 20 Fund Class Y        Merrill Lynch, Pierce, Fenner & Smith      91.39%
                               4800 Deer Lake Dr. E
                               Jacksonville, FL  32246-6484

                               Donaldson Lufkin Jenrette Securities        8.61%
                               Corporation
                               Inc.
                               P.O. Box 2052
                               Jersey City, NJ 07303-2052

The Trustees and officers of the Trust, as a group, own less than 1% of each Fund's outstanding shares. A shareholder owning of record or beneficially more than 25% of a Fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

FUND EXPENSES

Each Fund pays its own expenses including, without limitation: (i) organizational and offering expenses of the Fund and expenses incurred in connection with the issuance of shares of the Fund; (ii) fees of its custodian and transfer agent; (iii) expenditures in connection with meetings of shareholders and Trustees; (iv) compensation and expenses of Trustees who are not interested persons of the Trust; (v) the costs of any liability, uncollectible items of deposit and other insurance or fidelity bond; (vi) the cost of preparing, printing, and distributing prospectuses and statements of additional information, any supplements thereto, proxy statements, and reports for existing shareholders; (vii) legal, auditing, and accounting fees; (viii) trade association dues; (ix) filing fees and expenses of registering and maintaining registration of shares of the Fund under applicable federal and state securities laws; (x) brokerage commissions; (xi) taxes and governmental fees; and (xii) extraordinary and non-recurring expenses.

DISTRIBUTION ARRANGEMENTS

Conseco Equity Sales, Inc. (the "Distributor") serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement, dated January 2, 1997 as amended December 31, 1997. The Underwriting Agreement was approved with respect to the Conseco Convertible Securities Fund on

May 14, 1998. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund and (ii) by a majority of the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940 Act). The Distributor is not obligated to sell any specific amount of shares of any Fund.

The Distributor's principal address is 11815 N. Pennsylvania Street, Carmel, Indiana 46032.

PURCHASE, REDEMPTION AND PRICING OF SHARES

SHARE PRICES AND NET ASSET VALUE

Each Fund's shares are bought or sold at a price that is the Fund's net asset value (NAV) per share. The NAV per share is determined for each class of shares for each Fund as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each business day by dividing the value of the Fund's net assets attributable to a class (the class's pro rata share of the value of the Fund's assets minus the class's pro rata share of the value of the Fund's liabilities) by the number of shares of that class outstanding.

For each of the Funds, the assets of the Fund are valued as follows: Securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities with maturities of sixty
(60) days or less are valued at amortized cost.

REDEMPTIONS IN KIND

Each Fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of the net assets of the Fund, whichever is less. Any redemptions beyond this amount also will be in cash unless the Board determines that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Fund will pay all or a portion of the remainder of the redemptions in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Board deems fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could incur certain transaction costs.

SUSPENSION OF REDEMPTIONS

A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the NYSE is closed for other than customary weekends or holidays; trading on the NYSE is restricted; for any period during which an emergency exists as a result of which (1) disposition by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets; or for such other periods as the SEC may permit for the protection of investors.

RETIREMENT PLANS AND MEDICAL SAVINGS ACCOUNTS

Class Y shares are available for purchase by qualified retirement plans of both corporations and self-employed individuals. The Trust has available prototype IRA plans (for both individuals and employers), Simplified Employee Pension ("SEP") plans, and savings incentive match plans for employees ("SIMPLE" plans) as well as Section 403(b)(7) Tax-Sheltered Retirement Plans which are designed for employees of public educational institutions and certain non-profit, tax-exempt organizations. The Trust also has information concerning prototype Medical Savings Accounts. For information, call or write the Distributor.

INFORMATION ON CAPITALIZATION AND OTHER MATTERS


All shares of beneficial interest of the Trust are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Funds (or classes of a Fund) differ (such as approval of an investment advisory agreement or a change in fundamental investment policies), the voting is on a Fund-by-Fund (or class-by-class) basis. The Trust does not hold routine annual shareholders' meetings. The shares of each Fund issued are fully paid and non-assessable, have no preference or similar rights, and are freely transferable. In addition, each issued and outstanding share in a class of a Fund is entitled to participate equally in dividends and distributions declared by that class.


The Trustees themselves have the power to alter the number and terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. The Trust is not required to hold annual meetings of shareholders for action by shareholders' vote except as may be required by the 1940 Act or the Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the holders of 10% of the Trust's shares. In addition, 10 or more shareholders meeting certain conditions and holding the lesser of $25,000 worth or 1% of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give those shareholders access to the shareholder list or, if requested by those shareholders, mail at the shareholders' expense the shareholders' communication to all other shareholders.

Each issued and outstanding share of each class of a Fund is entitled to participate equally in dividends and other distributions of the respective class of the Fund and, upon liquidation or dissolution, in the net assets of that class remaining after satisfaction of outstanding liabilities. The shares of each Fund have no preference, preemptive or similar rights, and are freely transferable.
The exchange privilege for Class Y is described in the Prospectus.

Under Rule 18f-2 under the 1940 Act, as to any investment company which has two or more series (such as the Funds) outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees, the ratification of the contract with the principal underwriter or the ratification of the selection of accountants. The rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series. Under Rule 18f-3 under the 1940 Act, each class of a Fund shall have a different arrangement for shareholder services or the distribution of securities or both and shall pay all of the expenses of that arrangement, shall have exclusive voting rights on any matters submitted to shareholders that relate solely to a particular class' arrangement, and shall have separate voting rights on any matters submitted to shareholders in which the interests of one class differ from the interests of any other class.

Under Massachusetts law, shareholders of the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of the Trust to be held personally liable as a partner under certain circumstances, the risk of a shareholder's incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Trust and the Adviser have Codes of Ethics governing the personal securities transactions of officers and employees. These codes require prior approval for certain transactions and prohibit transactions which may be deemed to conflict with the securities trading of the Adviser's clients.

TAXES

GENERAL

To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund -- which is treated as a separate corporation for these purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year,
(i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

Distributions, if any, in excess of a Fund's current or accumulated earnings and profits, as computed for federal income tax purposes, will constitute a return of capital, which first will reduce a shareholder's tax basis in the Fund's shares and then (after such basis is reduced to zero) generally will give rise to capital gains. Under the Taxpayer Relief Act of 1997 ("Tax Act"), different maximum tax rates apply to a non-corporate taxpayer's net capital gain (the excess of net long-term capital gain over net short-term capital loss) depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months.

Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

At the time of an investor's purchase of shares of a Fund, a portion of the purchase price is often attributable to unrealized appreciation in the Fund's portfolio or undistributed taxable income. Consequently, subsequent distributions from that appreciation (when realized) or income may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for the shares and the distributions in reality represent a return of a portion of the purchase price.

Each Fund will be subject to a nondeductible 4% federal excise tax ("Excise Tax") on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to avoid liability for such tax by satisfying those distribution requirements.

INCOME FROM FOREIGN SECURITIES

Dividends and interest received by a Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Pursuant to that election, the Fund would treat its foreign taxes as dividends paid to its shareholders, and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of the Fund's foreign taxes, and (2) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income from sources within foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a part of any "excess distribution" received by it on the stock of a PFIC or of any gain on the Fund's disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund, would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed thereto by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years. The adjusted basis in each PFIC's stock with respect to which this election is made will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency positions and payables or receivables (e.g., dividends or interest receivable) denominated in a foreign currency are subject to section 988 of the Code, which generally causes those gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any gains from the disposition of foreign currencies could, under future Treasury regulations, produce income that is not "qualifying income" under the Income Requirement.

INVESTMENTS IN DEBT SECURITIES

If a Fund invests in zero coupon securities, payment-in-kind securities and/or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if an election is made to include market discount in income currently), it must accrue income on those investments prior to the receipt of cash payments or interest thereon. However, each Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income, including such accrued discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to make the necessary distributions.

Investment in debt obligations that are at risk of or in default presents special tax issues for any Fund that holds such obligations. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that holds such obligations in order to seek to reduce the risk of distributing insufficient income to qualify for treatment as a RIC and of becoming subject to federal income tax or the Excise Tax.

HEDGING STRATEGIES

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options, futures and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies -- and as noted above, gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) -- will qualify as permissible income under the Income Requirement.

Certain futures and foreign currency contracts in which the Funds may invest will be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply, must be marked-to-market (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the

Distribution Requirement, which will be taxable to the shareholders as ordinary income, and to increase the net capital gain recognized by the Fund, without in either case increasing the case available to the Fund. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that must be distributed to meet the Distribution Requirement and avoid imposition of the Excise Tax. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Funds may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under that law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

FINANCIAL STATEMENTS

Audited financial statements for the Conseco Fixed Income Fund, Conseco High Yield Fund, Conseco Convertible Securities Fund, Conseco Balanced Fund, Conseco Equity Fund and Conseco 20 Fund the for the fiscal year ended December 31, 1998 are incorporated by reference from the Trust's annual report to shareholders.

APPENDIX A SECURITIES RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

Aaa - Bonds which are rated Aaa by Moody's Investors Service, Inc. ("Moody's") are judged to be the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds. Such issues can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S  CORPORATE BOND RATINGS:

AAA - This is the highest rating assigned by Standard & Poor's ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB/B/CCC/CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.+ BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PREFERRED STOCK RATINGS:

Both Moody's and S&P use the same designations for corporate bonds as they do for preferred stock, except that in the case of Moody's preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks and relative quality, distinctions are comparable to those described above for corporate bonds.